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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         June 30, 2013

Date of reporting period:       June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

ANNUAL REPORT

June 30, 2013

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	23
Hussman Strategic Total Return Fund	31
Hussman Strategic International Fund	34
Hussman Strategic Dividend Value Fund	42
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	52
Hussman Strategic Total Return Fund	53
Hussman Strategic International Fund	54
Hussman Strategic Dividend Value Fund	55
Financial Highlights
Hussman Strategic Growth Fund	56
Hussman Strategic Total Return Fund	57
Hussman Strategic International Fund	58
Hussman Strategic Dividend Value Fund	59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	85
About Your Fund’s Expenses	86
Board of Trustees and Officers	89
Federal Tax Information	90
Other Information	91
Approval of Investment Advisory Agreements	92

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2013
	1 Year	3 Years	5 Years	10 Years	Since Inception(a)
Hussman Strategic Growth Fund(b)(c)	(7.41%)	(7.30%)	(4.60%)	0.61%	4.48%
S&P 500 Index(d)	20.60%	18.45%	7.01%	7.30%	2.67%
Russell 2000 Index(d)	24.21%	18.67%	8.77%	9.53%	6.51%

(a)	The Fund commenced operations on July 24, 2000.

(b)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Fund's net expense ratio was 1.08% for the fiscal year ended June 30, 2013. The expense ratio as disclosed in the November 1, 2012 prospectus was 1.07%.

(d)
Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

2	1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2013
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(a)(c)	(7.71%)	(0.17%)	2.13%	5.13%	5.38%
Barclays U.S. Aggregate Bond Index(d)	(0.69%)	3.51%	5.19%	4.52%	4.80%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 12, 2002.

(c)	The Fund's net expense ratio was 0.64% for the fiscal year ended June 30, 2013. The expense ratio as disclosed in the November 1, 2012 prospectus was 0.66%.

(d)
The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

2	1

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2013
	1 Year	3 Years	Since Inception(b)
Hussman Strategic International Fund(a)(c)	0.62%	(0.02%)	0.21%
MSCI EAFE Index(d)	18.62%	10.04%	4.24%

(a)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on December 31, 2009.

(c)	The Fund's expense ratio was 1.60% for the fiscal year ended June 30, 2013. The expense ratio as disclosed in the November 1, 2012 prospectus was 1.79%.

(d)
The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2013, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

2	3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2013
	1 Year	Since Inception(a)
Hussman Strategic Dividend Value Fund(b)(c)	5.42%	3.54%
S&P 500 Index(d)	20.60%	16.19%

(a)	The Fund commenced operations on February 6, 2012.

(b)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
The Adviser has contractually agreed to defer its fee and/or absorb or reimburse a portion of the Fund's expenses until at least February 1, 2015 to the extent necessary to limit the Fund's ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2012 prospectus was 4.25%.

(d)
Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may invest in foreign companies. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

4	1

The Hussman Funds
Letter to Shareholders	August 12, 2013

Dear Shareholder,

In a financial environment that has become increasingly dependent on unprecedented fiscal and monetary intervention, I remain convinced that temporary distortions have not changed the durable relationship between valuations and long-term investment returns, and have not eliminated the tendency for markets to experience cycles of both advancing and declining values. The Hussman Funds continue to pursue a disciplined, value-conscious, risk-managed and historically-informed investment approach focused on the complete market cycle.

Our respect for market history, adherence to discipline, and insistence on stress-testing every aspect of our approach have all been handicaps to some degree during the advancing portion of this unfinished half-cycle. My decision early in this cycle to ensure the robustness of our methods to Depression-era outcomes resulted in missed returns in the interim. More recently, strenuously overvalued, overbought, and overbullish investment conditions that have historically produced violent losses have persisted – without consequence – much longer than has historically been the case. My impression is that this is not because these conditions no longer matter, but only because the anvil has not yet dropped.

Still, a century of evidence suggests that the speculative periods most hostile to our approach were typically followed by periods of market loss that were punishing to equities over the completion of those market cycles, dramatically reversing performance gaps (relative to a passive investment strategy) that often existed at speculative peaks. This dynamic was clearly evident in the performance of the Strategic Growth Fund relative to the Standard and Poor’s 500 Index during the 2000-2002 and 2007-2009 market declines. Historically, the average, run-of-the-mill bear market decline has wiped out more than half of the preceding bull market advance. I anticipate a similar dynamic over the completion of the present cycle.

For the fiscal year ended June 30, 2013, Strategic Growth Fund lost -7.41%, attributable to a modest shortfall in performance between the stocks held by the Fund and the performance of the indices used by the Fund to hedge, coupled with decay in the time-value of index put options held by the Fund. Strategic Total Return Fund lost -7.71%, attributable to a general decline in the value of precious metals shares and U.S. Treasury securities. Strategic International Fund achieved a total return of 0.62%, reflecting a generally hedged investment stance in the international equity market. Strategic Dividend Value Fund achieved a total return of 5.42%, reflecting a partially hedged investment stance in dividend-paying stocks.

2	5

The Hussman Funds
Letter to Shareholders (continued)

Every investment strategy experiences its own “bear markets” of varying depth, and periods of difficulty for hedged investment strategies often do not overlap periods of difficulty for passive investment approaches. From a full-cycle perspective, the recent interim loss has been frustrating, but we do not consider it to be intolerable or particularly difficult to recover over the course of a complete market cycle.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2013, the Fund achieved an average annual total return of 4.48%, compared with an average annual total return of 2.67% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $17,632, compared with $14,061 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -26.65%, compared with a maximum loss of -55.25% for the S&P 500 Index.

It is instructive that moving from a 26.65% interim loss to a 55.25% loss requires an additional decline of -38.99%. Conversely, simply recovering from a 55.25% loss to a 26.65% loss requires an advance of 63.91%. The focus of our risk-management is not the avoidance of small or moderate losses, which we view as a necessary aspect of long-term investing, but rather the avoidance of severe declines requiring heroic recovery. I am convinced that we will observe ample opportunities, over the completion of the present cycle and beyond, to pursue investment returns at far lower levels of risk than investors presently face.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2013, the Fund achieved an average annual total return of 5.38%, compared with an average annual total return of 4.80% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $17,611, compared with $16,583 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experience by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays U.S. Aggregate Bond Index.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2013, the Fund achieved an average annual total return of 0.21%, compared with an average annual total return of 4.24% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have grown to $10,074, compared with $11,562 for the same investment in the MSCI EAFE Index. The maximum decline of the EAFE Index was -26.48%, compared with a maximum decline of -10.45% for Strategic International Fund.

6	1

The Hussman Funds
Letter to Shareholders (continued)

From the inception of Strategic Dividend Value Fund on February 6, 2012 through June 30, 2013, the Fund achieved an average annual total return of 3.54%, compared with an average annual total return of 16.19% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would be valued at $10,498, compared with $12,332 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -2.82%, compared with a maximum loss of -9.58% for the S&P 500 Index.

Twin Distortions

“Financial disaster is quickly forgotten. In further consequence, when the same or closely similar circumstances occur again, sometimes in only a few years, they are hailed by … an always supremely self-confident generation as a brilliantly innovative discovery in the financial and larger economic world. There can be few fields of human endeavor in which history counts for so little as in the world of finance.”

Economic historian J.K. Galbraith, A Short History of Financial Euphoria

The U.S. equity market is now in what I view as the third, mature, late-stage, overvalued, overbought, overbullish equity bubble in just over a decade, largely enabled by Federal Reserve policies. There are essentially two competing narratives about the sequence of bubbles and intermittent crashes since 2000. One is that the 2000-2002 plunge of nearly 50% in the Standard & Poor’s 500 Index, and the 2007-2009 plunge of 55%, have nothing to teach investors. Even though these plunges occurred despite aggressive and sustained monetary easing by the Federal Reserve, this narrative argues that we have now entered a new era in which monetary authorities have finally discovered how to prevent economic downturns and maintain a permanently advancing trajectory for stock prices.

A competing narrative is the one supported by centuries of evidence. In his classic treatise on speculation, Manias, Panics and Crashes (originally published in 1978), the late Charles Kindleberger laid out a pattern of events that has periodically occurred in financial markets throughout history. Drawing on the work of economist Hyman Minsky, the conditions he described are likely far more relevant at the present moment than investors may recognize.

Kindleberger observed that “waves of bubbles” over a period of time are likely to be related events. Each bubble leads to a crisis, and these crises in turn lay the groundwork for the next bubble. In my view, this is really the dynamic that has been in place for more than a decade. The crisis response of the Federal Reserve following the recession and 50% market loss of 2000-2002 was to create credit conditions that

2	7

The Hussman Funds
Letter to Shareholders (continued)

then encouraged the housing bubble. The risks of this policy were evident even by mid-2003, but the Fed allowed those risks to fully expand into a housing boom and a second crash. The 2007-2009 market plunge wiped out every bit of total return that the S&P 500 had achieved, in excess of Treasury bills, all the way back to June 1995.

In turn, the crisis response to the 2007-2009 collapse has created twin distortions: one through fiscal policy, and the other through monetary policy. It may be useful to review the conditions that have fostered the current speculative episode.

First, as job losses accelerated and household savings collapsed in order to maintain consumption, U.S. fiscal policy responded with enormous government deficits approaching 10% of GDP. Since the deficits of one sector always emerge as the surplus of another, the record combined deficit of governments and households was reflected – as it has been historically – by a mirror image surplus in corporate profit margins, which have surged to record levels in recent years. Essentially, government and household deficits have allowed consumer spending and corporate revenues to remain stable – without any material need for price competition – even though wages and salaries have plunged to a record low share of GDP and labor force participation has dropped to the lowest level in three decades. This mirror-image behavior of profit margins can be demonstrated in decades of historical data, but investors presently seem to believe that these profit margins are a permanent fixture, and have been willing to price stocks at elevated multiples of earnings that are themselves elevated over 70%, relative to historical norms.

Second, the monetary policy of quantitative easing has gradually become the nearly exclusive focus of investors. The goal of quantitative easing is to create a “wealth effect” – to encourage greater consumption and economic activity by intentionally distorting the prices of financial assets. Unfortunately, economists have known for decades (and Milton Friedman won a Nobel Prize partly by demonstrating) that people don’t consume based on fluctuations in the value of volatile assets like stocks, but instead on the basis of their perceived lifetime “permanent income.” As a result, each 1% change in the value of the equity market has historically been associated with a short-lived change in Gross Domestic Product of only 0.03% to 0.05%. Meanwhile, while lowering long-term interest rates might have a positive effect on the demand for credit (though a negative effect on its supply), the fact is that long-term interest rates are virtually unchanged since August 2010, when Federal Reserve Chairman Ben Bernanke first hinted at shifting to quantitative easing as the Fed’s main policy tool.

8	1

The Hussman Funds
Letter to Shareholders (continued)

The result of these twin distortions is a largely unrecognized equity bubble. Record corporate earnings, driven by profit margins 70% above their historical norms, are being assigned historically elevated price/earnings multiples. Meanwhile, Federal Reserve policy has left speculators convinced that downside risk is minimal, or at least that they can safely speculate until some vaguely defined but presumably recognizable exit signal emerges, at which point they can all unload their holdings onto some greater fool at the market’s highs.

The speculative dangers of the Federal Reserve’s policies have not been lost on all observers. As Harvard economist Martin Feldstein, President emeritus of the National Bureau of Economic Research – and among the few economists who warned in 2007 of an impending recession and credit crisis – recently observed:

“The danger of mispricing risk is that there is no way out without investors taking losses. And the longer the process continues, the bigger those losses could be. That’s why the Fed should start tapering this summer before financial market distortions become even more damaging.”

Part of our struggle with these distortions is due to an ingrained ethic – well supported by historical evidence – to pursue investment actions that will be of service to the economy rather than those that promise to do violence to it. When the Federal Reserve is committed to doing violence by distorting financial markets, discouraging savings, and promoting speculation as a matter of policy – however well-intentioned that violence may be – we’re going to struggle some, because we believe that the eventual outcome of chasing an overvalued, overbought, overbullish market will be – and always has been – financially destructive. That said, we have adapted considerably in ways that can also be validated over previous market cycles across history. This should become quite evident over the full course of the coming market cycle.

I expect that the current speculative episode will end badly. This expectation is not a statement about whether the market will or will not register a marginal new high over the next few months. It is not predicated on the question of whether or when the Fed will or will not taper its program of quantitative easing. It is predicated instead on the fact that the deepest market losses in history have always emerged from the same circumstance – also evident at the pre-crash peaks of 1929, 1972, 1987, 2000 and 2007 – namely, an extreme syndrome of overvalued, overbought, overbullish conditions, generally in the context of rising long-term interest rates. It also reflects the observation that even the 2000-2002 and 2007-2009 market plunges were not prevented by continuous and aggressive monetary easing.

2	9

The Hussman Funds
Letter to Shareholders (continued)

Despite individual features that convinced investors in each instance that “this time is different,”my perspective is that the truly breathtaking market losses in history share a single origin: the willingness of investors to forgo the need for a risk premium on securities that have always required one over time. Market crashes are largely synonymous with a spike in risk premiums from previously inadequate levels. Once the risk premium is beaten out of stocks, there is no way out, and nothing that can be done about it. Poor subsequent returns, market losses, and the associated destruction of financial security are already baked in the cake. This should have been the lesson gleaned from the period since 2000, but because it remains unlearned, I am convinced that it will also become the lesson of the coming decade.

Performance Drivers

Strategic Growth Fund

While the stock selection approach of the Fund has outperformed the S&P 500 by 5.59% (559 basis points) annually since the inception of the Fund, the performance of the Fund’s stock holdings lagged the S&P 500 by 2.69% (269 basis points) during the most recent fiscal year ended June 30, 2013. As the Fund was fully hedged during this period, this difference in performance between the Fund and the indices it uses to hedge accounted for much of the Fund’s -7.41% fiscal year loss. The remainder of the loss is attributable to a modest amount of time-decay in the index put options used to hedge the Fund, as market conditions during the past year generally matched those that have historically been associated with unusually poor expected return/risk profiles. In my view, the fact that negative market outcomes did not emerge during this period is more a reflection of uncertain timing and temporary monetary distortion than of any durable change in market structure.

During this period, an aggressive policy of quantitative easing by the Federal Reserve expanded the stock of bank reserves in the U.S. financial system by approximately $85 billion per month. As idle reserves are generally undesirable investments, these balances behave much like a “hot potato,” provoking each successive holder to exchange these balances for riskier investments with higher potential yield. This process has undoubtedly supported stock prices, but at the cost of elevating market valuations to levels historically associated with weak subsequent long-term investment returns.

Historically, the simultaneous emergence of overextended valuations, price trends and exuberant sentiment (which we generally refer to as an “overvalued, overbought, overbullish” syndrome) has created significant risk for the stock market. In the past year, this risk was not realized and the stock market instead moved to further extremes.

10	1

The Hussman Funds
Letter to Shareholders (continued)

We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in valuations is coupled with a firming of market action after such a retreat.

Strategic Total Return Fund

During the fiscal year ended June 30, 2013, Strategic Total Return Fund declined in value by -7.71%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-4 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-4% on the basis of bond price fluctuations). The primary driver of fluctuations in the Fund during this period was its exposure to precious metals shares. While this exposure was generally modest, gold stocks as measured by the Philadelphia Gold Index (XAU) plunged by -41.56% during the fiscal year. As prices declined to levels historically associated with strong prospective returns, the Fund briefly expanded its exposure to precious metals shares toward 20% of assets in April 2013, but quickly reduced its holdings well below 10%, as rising real interest rates exerted headwinds for gold shares.

Since the inception of Strategic Total Return Fund, the Fund has benefited from its ability to vary its duration and exposure to precious metals shares, utility shares, and other asset classes in response to changes in valuations and yields. While the Fund was exposed to a modest portion of the significant losses in these markets, the improved valuations in precious metals shares and bonds is quite welcome, as opportunities to increase investment exposure and participate in long-term investment returns are grounded in such improvements.

Strategic International Fund

In the fiscal year ended June 30, 2013, Strategic International Fund gained 0.62%. The Fund remained fully hedged against the impact of general market fluctuations during this period. The Fund generally held a defensive portfolio focused on equities that we view as undervalued and having significant dividend yields. Despite a risk-seeking environment, these holdings performed generally in line with the performance of the indices used by the Fund to hedge. While value-oriented stocks tended to underperform more cyclically-sensitive securities, the Fund benefited from an overweight position in Japanese stocks prior to and during the strong advance in the Nikkei index during the past year. The Fund has since pared this position to a slight underweight relative to the representation of Japanese stocks in the MSCI EAFE Index.

2	11

The Hussman Funds
Letter to Shareholders (continued)

Strategic Dividend Value Fund

In the fiscal year ended June 30, 2013, Strategic Dividend Value Fund gained 5.42%. In the context of market conditions that have historically been hostile for equities, the Fund held a larger position in cash than we would anticipate under normal conditions. Meanwhile about 50% of the value of the Fund’s holdings have been hedged over the past year, using option combinations on the S&P 500 Index. We anticipate a significantly larger exposure to equities, coupled with a smaller hedge, as the combination of valuations and other market conditions improve over the course of the present market cycle.

Portfolio Composition

As of June 30, 2013, Strategic Growth Fund had net assets of $2,038,923,259, and held 130 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (23.5%), health care (19.8%), information technology (19.1%), consumer staples (12.4%), industrials (9.1%), energy (7.3%), and financials (6.7%). The smallest sector weights were in telecommunications (0.7%) and materials (0.5%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2013 were valued at $2,020,378,591. Against these stock positions, the Fund also held 10,000 option combinations (long put option/short call option) on the S&P 500 Index, 2,000 option combinations on the Russell 2000 Index and 800 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2013, the S&P 500 Index closed at 1,606.28, while the Russell 2000 Index and the Nasdaq 100 Index closed at 977.48 and 2,909.60, respectively. The Fund’s total hedge therefore represented a short position of $2,034,543,920, thereby hedging 100.7% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $20 million during the fiscal year ended June 30, 2013: Walgreen, Amgen, Biogen Idec, and Dish Network. Holdings with losses in excess of $10 million during this same period were Coinstar, Humana, Aeropostale, and Intel.

12	1

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2013, Strategic Total Return Fund had net assets of $1,199,224,466. Treasury notes, Treasury bonds, Treasury Inflation Protected Securities (TIPS) and money market funds represented 89.9% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 1.5%, 7.1% and 3.6% of net assets, respectively.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2013, portfolio gains in excess of $2 million were achieved in PG&E and Exelon. Holdings with losses in excess of $10 million during this same period were Compania De Minas Buenaventura – ADR, U.S. Treasury Note (1.625%, due 11/15/2022), Goldcorp, Agnico-Eagle Mines, Newmont Mining, AngloGold Ashanti – ADR, and Barrick Gold.

As of June 30, 2013, Strategic International Fund had net assets of $88,299,976 and held 91 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in health care (13.8%), consumer staples (12.7%), information technology (10.8%), consumer discretionary (9.1%), industrials (7.1%), and telecommunications (5.5%). The smallest sector weights were in utilities (3.0%), financials (1.4%), and energy (1.2%). Exchange-traded funds (ETFs) and money market funds accounted for 6.8% and 19.5% of net assets, respectively. The total value of equities and exchange-traded funds held by the Fund was $62,996,028.

In order to hedge the impact of general market fluctuations, as of June 30, 2013 Strategic International Fund held 100 option combinations (long put option/short call option) on the S&P 500 Index, and was short 900 futures on the Euro STOXX 50 Index and 150 futures on the FTSE 100 Index. The combined notional value of these hedges was $60,732,835, hedging 96.4% of the value of equity and ETF investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2013. Individual equity holdings having portfolio gains in excess of $350,000 during the fiscal year ended June 30, 2013 included Softbank, Ryohin Keikaku, KDDI, United Internet, and United Arrows. Holdings with portfolio losses in excess of $100,000 during this same period included Yamada Denki, Tesco, Logitech International, and H Lundbeck A/S.

2	13

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2013, Strategic Dividend Value Fund had net assets of $32,533,631, and held 76 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (10.8%), consumer discretionary (9.7%), health care (8.3%), and consumer staples (6.0%). The smallest sector weights were in energy (2.9%), industrials (2.3%), utilities (1.6%), financials (1.4%), and materials (1.0%).

Strategic Dividend Value Fund’s holdings of individual stocks as of June 30, 2013 were valued at $14,318,227. Against these stock positions, the Fund also held 44 option combinations (long put option/short call option) on the S&P 500. The notional value of this hedge was $7,067,632, hedging 49.4% of the value of equity investments held by the Fund.

In Strategic Dividend Value Fund, during the fiscal year ended June 30, 2013, portfolio gains in excess of $50,000 were achieved in CME Group, Walgreen, Consolidated Water, and Meredith. There were no losses greater than $50,000 during this same period.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com

A Note on Investment Strategy

Generally, our investment strategy is to align our stance in proportion to the expected return/risk profile that we estimate on the basis of prevailing conditions. In fact, nearly every “dynamic portfolio allocation” approach in the literature of finance has this central feature: the optimal investment exposure is largely proportional to the excess return per unit of risk that can be expected at each point in time. What generally differentiates investment approaches is the approach that is used to estimate that expected return/risk profile. I believe that a robust approach to estimating valuations, prospective returns, and potential risks, along with the discipline to consistently maintain alignment with them, are the most important tools in asset allocation.

The credit crisis of 2008-2009, and the depth of the associated recession, were “out of sample” from the standpoint of post-war experience. The proper fiduciary response, in my view, was to stress-test our estimation approach to ensure its robustness to Depression-era outcomes. We missed significant returns in the interim. What is unfortunate is that our existing methods had performed admirably during the crisis, and that both those existing methods and our present ones might have been able to capture significant returns during the period from 2009 to early-2010. In short, that “miss” was not a consequence of our former or present estimation methods, but

14	1

The Hussman Funds
Letter to Shareholders (continued)

a consequence of our effort to incorporate Depression-era data (what I discussed at the time as our “two data sets” problem). My hope is that this narrative is well-understood, and that it is also understood that we have implemented a number of changes in recent years that increase our sensitivity to trend-following considerations, provided that measurably overvalued, overbought, overbullish conditions are absent. For reasons noted above, I view the most recent market cycle as extraordinary, and do not anticipate similar challenges in future cycles.

Though monetary intervention has allowed the recent speculative episode to extend longer than is typical, the past few years have not encouraged us to abandon the evidence from a century of market history. To the contrary, we are encouraged to run to it – not only for its promise but for its shelter. When I examine our present methods over market cycles across history, and even over the course of the most recent cycle, I am convinced that they are capable of navigating what is likely to be a volatile future. I expect that to be true regardless of whether the coming years will bring bubbles, crashes, growth or recession.

The period of generally rich valuations since the late-1990’s has created a tolerance for valuations that, in fact, have led to awful declines, and have required fresh recoveries to elevated valuations simply to provide meager peak-to-peak market returns. At the same time, the intervening recoveries to the 2007 highs and again to the recent market highs, coupled with what J.K. Galbraith called “extreme brevity of the financial memory” have periodically convinced investors that the market will advance diagonally forever. History teaches a different and very coherent set of lessons:

•	Depressed valuations are rewarded over the long-term;

•	Rich valuations produce disappointment over the long-term;

•	Favorable trend-following measures and market internals tend to be rewarded over the shorter-term, but generally only while overvalued, overbought, overbullish syndromes are absent;

•
Market losses generally emerge from overvalued, overbought, overbullish syndromes, on average, but sometimes with “unpleasant skew” where weeks or even months of persistent marginal advances are wiped out in a handful of sessions. The losses often become deep once the support of market internals is lost. When a broken speculative peak is joined by a weakening economy, the losses can become disastrous.

2	15

The Hussman Funds
Letter to Shareholders (continued)

Monetary conditions can be a modifier, but have not prevented these basic tendencies from dominating over time. At the end of the day, our approach is straightforward – to align our investment outlook with the expected return/risk that we estimate, based on prevailing conditions, at each point in time.

It is important to recognize that from the peak of the Standard and Poor’s 500 Index on September 1, 2000 (on a total return basis) through June 30, 2013, the S&P 500 has achieved an average annual total return of just 2.38% annually, and even then only by re-establishing what we view as strenuously overvalued levels at present. If there was any period since the Depression to be concerned about valuations and market risk, this has been the time – and it continues. The vast majority of history falls into a different class of valuations and a different set of prospective returns, and warranted a far more constructive investment stance than has characterized the period since 2000.

In the bond market, we are already observing some amount of opportunity, largely because short-term interest rates are likely to be held near zero for quite an extended period of time. I doubt that suppressed short-term interest rates are enough to indefinitely keep risk premiums from spiking in securities, such as equities, that normally carry meaningful risk premiums. However, the more risk-free, default-free and bond-like securities are, the more I expect that they will benefit from the lack of competition from short-term money.

So despite modest absolute yields, Treasury bonds appear to be increasingly reasonable investments, particularly in the event that yields rise further. Utilities have some bond-like characteristics, but greater risk, and so are susceptible to greater spikes in risk-premiums. Corporate bonds are next in line, but with risk-premiums that are likely to depend on both earnings results and economic events. Gold and commodities in general are suffering from the upward pressure of real interest rates, and while I believe that precious metals shares are quite depressed on reliable valuation measures, I also believe that the headwinds should not be fought aggressively until real interest rates stabilize somewhat. The upward pressure on real yields may eventually make inflation-protected debt desirable, but these securities will remain vulnerable to deflation concerns, and it seems best to seek opportunities in Treasury Inflation Protected Securities (TIPS) during such environments.

Stocks in general appear most vulnerable here, with the effective duration (sensitivity of prices to changes in yield) of the S&P 500 index similar to that of a 50-year zero-coupon bond at present, coupled with a lack of risk-free characteristics. With a 2.1% dividend yield on the S&P 500, the yield only has to increase by 5 basis points for capital losses to wipe out an entire year of dividend income. Meanwhile,

16	1

The Hussman Funds
Letter to Shareholders (continued)

international equities often become highly correlated with U.S. equities during significant market declines. An exit from unusually hostile market conditions in the U.S. will allow greater latitude to accept constructive exposure in the international equity markets.

If there is one certainty that runs through all of market history, it is that the menu of investment opportunities available to investors will change. Nobody who understands our investment discipline should doubt for a second our willingness, when appropriate, to advocate a constructive investment stance (as Strategic Growth Fund adopted in early 2003) or even a leveraged investment stance. It is worth observing that though present conditions fall easily into the worst 5% of market conditions in history on the basis of our return/risk estimates, this same methodology would have historically encouraged a full hedge in the equity market only about one-third of the time, while conditions warranting a leveraged position have historically occurred just over half of the time.

I fear that investors may conclude that I have abandoned our risk-conscious investment discipline at the point in the coming market cycle that I advocate an aggressive investment stance. It is worth observing now that conditions warranting such a position have historically been the norm and not the exception. In the context of a 13-year period of stock market returns averaging little more than 2% annually, with two separate market losses of nearly 50% and 55% in the interim, it is not entirely surprising to find good, risk-conscious value investors being mistakenly considered to be “permabears.”

Markets move in cycles. I believe that this one will be no different, and we are now in a mature, euphoric, unfinished half. I fear that investors will destroy their long-term financial security if they imagine they are “forced” to lock in depressed prospective long-term returns, at elevated valuations, out of fear that better opportunities will never arrive.

Present Outlook - An Unfinished Half-Cycle

The recent environment of strenuously elevated security prices, depressed yields, and weak prospective long-term returns offers us a choice: speculate with shareholder funds despite observable conditions that have historically been punished, or insist that any enhancements to our discipline must be validated on the basis of historical evidence. I viewed the first choice as both unwise and inconsistent with our obligation to shareholders. The second choice has been central to our research efforts during the advancing portion of the present cycle.

2	17

The Hussman Funds
Letter to Shareholders (continued)

Our Annual and Semi-Annual Reports prior to 2009 generally noted that the performance of the Hussman Funds was “as intended” from the standpoint of our long-term expectations. By the March 9, 2009 market low, a dollar invested in Strategic Growth Fund at its inception on September 24, 2000 had grown to nearly four times the value of the same investment in the S&P 500 Index. Yet the economic and financial strains at that time were outside of anything observed in post-war data, and I insisted on stress-testing our approach between 2009 and early-2010, in order to ensure that our methods were robust to Depression-era outcomes. This effort resulted in significant enhancements to our investment approach, but unfortunately also resulted in missed market returns in the interim. We have introduced several smaller refinements in recent years to allow greater flexibility to respond to favorable trend-following measures under certain conditions, even when our broader estimates of prospective market return/risk are quite negative.

Despite performance prior to 2009 that was generally as intended, the extraordinary economic and financial conditions of recent years required efforts to fortify our strategy against the potential for Depression-era outcomes, and to address unprecedented monetary policy in a way that could be validated historically. The combined effect of these circumstances has been performance since 2009 – particularly in the equity markets – that I view as unrepresentative. I believe that we are strongly prepared to navigate the completion of the present cycle and the full course of future cycles, even in the event that recent monetary policy responses become commonplace. Meanwhile, the present market cycle is quite unfinished, and we continue to pursue a studied, risk-managed investment discipline with confidence.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

18	1

The Hussman Funds
Letter to Shareholders (continued)

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

2	19

Hussman Strategic Growth Fund Portfolio Information
June 30, 2013 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2013 (Unaudited)

Asset Allocation (% of Net Assets)

20	1

Hussman Strategic International Fund Portfolio Information
June 30, 2013 (Unaudited)

Asset Allocation (% of Net Assets)

Country Allocation (% of Equity Holdings)

2	21

Hussman Strategic Dividend Value Fund Portfolio Information
June 30, 2013 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

22	1

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2013

COMMON STOCKS — 99.1%	Shares	Value
Consumer Discretionary — 23.5%
Auto Components — 2.5%
Cooper Tire & Rubber Co.	500,000	$16,585,000
TRW Automotive Holdings Corp. (a)	500,000	33,220,000
		49,805,000
Diversified Consumer Services — 0.4%
Grand Canyon Education, Inc. (a)	200,000	6,446,000
Hillenbrand, Inc.	76,000	1,801,960
		8,247,960
Hotels, Restaurants & Leisure — 4.2%
Brinker International, Inc.	45,000	1,774,350
Cheesecake Factory, Inc. (The)	800,000	33,512,000
Jack in the Box, Inc. (a)	825,000	32,414,250
Panera Bread Co. - Class A (a)	100,000	18,594,000
		86,294,600
Media — 7.2%
Comcast Corp. - Class A	100,000	4,188,000
Comcast Corp. - Special Class A	291,000	11,543,970
DISH Network Corp. - Class A	700,000	29,764,000
Gannett Co., Inc.	875,000	21,402,500
Liberty Global plc - Series A (a)	64,550	4,781,864
Liberty Global plc - Series C (a)	48,200	3,272,298
Regal Entertainment Group - Class A	600,000	10,740,000
Scripps Networks Interactive, Inc. - Class A	375,000	25,035,000
Time Warner Cable, Inc.	250,000	28,120,000
Valassis Communications, Inc.	315,000	7,745,850
		146,593,482
Multiline Retail — 1.7%
Target Corp.	500,000	34,430,000

Specialty Retail — 5.5%
American Eagle Outfitters, Inc.	174,000	3,177,240
Chico's FAS, Inc.	650,000	11,089,000
CST Brands, Inc. (a)	27,777	855,809
GameStop Corp. - Class A	200,000	8,406,000
Gap, Inc. (The)	700,000	29,211,000
PetSmart, Inc.	350,000	23,446,500
Urban Outfitters, Inc. (a)	910,000	36,600,200
		112,785,749

2	23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 99.1% (continued)	Shares	Value
Consumer Discretionary — 23.5% (continued)
Textiles, Apparel & Luxury Goods — 2.0%
Deckers Outdoor Corp. (a)	500,000	$25,255,000
Under Armour, Inc. - Class A (a)	250,000	14,927,500
		40,182,500
Consumer Staples — 12.4%
Beverages — 1.9%
Boston Beer Co., Inc. (The) - Class A (a)	30,000	5,119,200
PepsiCo, Inc.	400,000	32,716,000
		37,835,200
Food & Staples Retailing — 3.5%
Kroger Co. (The)	500,000	17,270,000
Safeway, Inc.	1,197,000	28,321,020
Sysco Corp.	500,000	17,080,000
Walgreen Co.	200,000	8,840,000
		71,511,020
Food Products — 2.6%
Archer-Daniels-Midland Co.	500,000	16,955,000
Campbell Soup Co.	400,000	17,916,000
Ingredion, Inc.	280,000	18,373,600
		53,244,600
Household Products — 4.4%
Clorox Co. (The)	250,000	20,785,000
Colgate-Palmolive Co.	500,000	28,645,000
Energizer Holdings, Inc.	175,000	17,589,250
Procter & Gamble Co. (The)	300,000	23,097,000
		90,116,250
Energy — 7.3%
Energy Equipment & Services — 3.4%
Diamond Offshore Drilling, Inc.	250,000	17,197,500
Halliburton Co.	650,000	27,118,000
Helmerich & Payne, Inc.	350,000	21,857,500
Patterson-UTI Energy, Inc.	142,000	2,748,410
RPC, Inc.	123,000	1,698,630
		70,620,040
Oil, Gas & Consumable Fuels — 3.9%
Exxon Mobil Corp.	250,000	22,587,500
HollyFrontier Corp.	475,000	20,320,500
Murphy Oil Corp.	450,000	27,400,500
Valero Energy Corp.	250,000	8,692,500
		79,001,000

24	1

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 99.1% (continued)	Shares	Value
Financials — 6.7%
Capital Markets — 0.7%
Bank of New York Mellon Corp. (The)	500,000	$14,025,000

Commercial Banks — 1.3%
M&T Bank Corp.	100,000	11,175,000
SunTrust Banks, Inc.	500,000	15,785,000
		26,960,000
Consumer Finance — 0.8%
World Acceptance Corp. (a)	190,000	16,518,600

Diversified Financial Services — 0.8%
Moody's Corp.	250,000	15,232,500

Insurance — 3.1%
Aflac, Inc.	600,000	34,872,000
Assurant, Inc.	400,000	20,364,000
Protective Life Corp.	225,000	8,642,250
		63,878,250
Health Care — 19.8%
Biotechnology — 5.3%
Amgen, Inc.	200,000	19,732,000
Biogen Idec, Inc. (a)	50,000	10,760,000
Celgene Corp. (a)	59,000	6,897,690
Gilead Sciences, Inc. (a)	350,000	17,923,500
PDL BioPharma, Inc.	2,774,000	21,415,280
United Therapeutics Corp. (a)	468,000	30,803,760
		107,532,230
Health Care Equipment & Supplies — 4.7%
Baxter International, Inc.	250,000	17,317,500
Becton, Dickinson and Co.	100,000	9,883,000
Cyberonics, Inc. (a)	522,000	27,123,120
ICU Medical, Inc. (a)	14,000	1,008,840
Medtronic, Inc.	200,000	10,294,000
ResMed, Inc.	350,000	15,795,500
Zimmer Holdings, Inc.	200,000	14,988,000
		96,409,960
Health Care Providers & Services — 2.2%
Aetna, Inc.	400,000	25,416,000
Bio-Reference Laboratories, Inc. (a)	116,000	3,335,000
Community Health Systems, Inc.	300,000	14,064,000

2	25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 99.1% (continued)	Shares	Value
Health Care — 19.8% (continued)
Health Care Providers & Services — 2.2% (continued)
Patterson Cos., Inc.	65,000	$2,444,000
		45,259,000
Life Sciences Tools & Services — 0.2%
Harvard Bioscience, Inc. (a)	1,000,000	4,730,000

Pharmaceuticals — 7.4%
AbbVie, Inc.	400,000	16,536,000
AstraZeneca plc - ADR	350,000	16,555,000
Eli Lilly & Co.	700,000	34,384,000
Johnson & Johnson	250,000	21,465,000
Medicines Co. (The) (a)	513,000	15,779,880
Mylan, Inc. (a)	800,000	24,824,000
Novartis AG - ADR	200,000	14,142,000
Questcor Pharmaceuticals, Inc.	150,000	6,819,000
		150,504,880
Industrials — 9.1%
Airlines — 2.2%
Copa Holdings S.A. - Class A	70,000	9,178,400
JetBlue Airways Corp. (a)	584,000	3,679,200
Southwest Airlines Co.	1,200,000	15,468,000
US Airways Group, Inc. (a)	1,000,000	16,420,000
		44,745,600
Commercial Services & Supplies — 2.9%
Cintas Corp.	775,000	35,293,500
Copart, Inc. (a)	494,000	15,215,200
Tetra Tech, Inc. (a)	50,000	1,175,500
United Stationers, Inc.	200,000	6,710,000
		58,394,200
Electrical Equipment — 1.5%
Generac Holdings, Inc.	500,000	18,505,000
Rockwell Automation, Inc.	150,000	12,471,000
		30,976,000
Industrial Conglomerates — 0.4%
3M Co.	70,000	7,654,500

Machinery — 0.6%
CNH Global NV	26,000	1,083,160
Illinois Tool Works, Inc.	125,000	8,646,250

26	1

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 99.1% (continued)	Shares	Value
Industrials — 9.1% (continued)
Machinery — 0.6% (continued)
Toro Co. (The)	44,000	$1,998,040
		11,727,450
Professional Services — 1.5%
Robert Half International, Inc.	500,000	16,615,000
Verisk Analytics, Inc. - Class A (a)	250,000	14,925,000
		31,540,000
Information Technology — 19.1%
Communications Equipment — 0.8%
Cisco Systems, Inc.	500,000	12,155,000
InterDigital, Inc.	100,000	4,465,000
		16,620,000
Computers & Peripherals — 2.1%
Synaptics, Inc. (a)	623,000	24,022,880
Western Digital Corp.	297,000	18,440,730
		42,463,610
Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. - Class A	250,000	19,485,000
Dolby Laboratories, Inc. - Class A	65,000	2,174,250
FLIR Systems, Inc.	660,000	17,800,200
		39,459,450
Internet Software & Services — 2.6%
Akamai Technologies, Inc. (a)	400,000	17,020,000
j2 Global, Inc.	500,000	21,255,000
ValueClick, Inc. (a)	600,000	14,808,000
		53,083,000
IT Services — 2.4%
Amdocs Ltd.	450,000	16,690,500
Convergys Corp.	100,000	1,743,000
DST Systems, Inc.	110,000	7,186,300
MasterCard, Inc. - Class A	35,000	20,107,500
Syntel, Inc.	45,000	2,829,150
		48,556,450
Office Electronics — 0.2%
Zebra Technologies Corp. - Class A (a)	88,000	3,822,720

Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices, Inc.	150,000	6,759,000
First Solar, Inc. (a)	351,000	15,700,230
Semtech Corp. (a)	130,000	4,553,900

2	27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 99.1% (continued)	Shares	Value
Information Technology — 19.1% (continued)
Semiconductors & Semiconductor Equipment — 4.5% (continued)
Silicon Laboratories, Inc. (a)	450,000	$18,634,500
SunPower Corp. (a)	1,175,000	24,322,500
Veeco Instruments, Inc. (a)	600,000	21,252,000
		91,222,130
Software — 4.6%
Adobe Systems, Inc. (a)	750,000	34,170,000
BMC Software, Inc. (a)	500,000	22,570,000
Oracle Corp.	650,000	19,968,000
Symantec Corp.	750,000	16,852,500
		93,560,500
Materials — 0.5%
Chemicals — 0.5%
BASF SE - ADR	51,000	4,563,990
NewMarket Corp.	25,000	6,564,000
		11,127,990
Telecommunication Services — 0.7%
Wireless Telecommunication Services — 0.7%
China Mobile Ltd. - ADR	121,000	6,264,170
T-Mobile US, Inc. (a)	300,000	7,443,000
		13,707,170

Total Common Stocks (Cost $1,780,000,906)		$2,020,378,591

PUT OPTION CONTRACTS — 1.8%	Contracts	Value
Nasdaq 100 Index Option, 09/21/2013 at $1,800	800	$48,000
Russell 2000 Index Option, 09/21/2013 at $620	2,000	26,000
S&P 500 Index Option, 08/17/2013 at $1,600	10,000	36,440,000
Total Put Option Contracts (Cost $32,650,322)		$36,514,000

Total Investments at Value — 100.9% (Cost $1,812,651,228)		$2,056,892,591

28	1

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2013

MONEY MARKET FUNDS — 35.9%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	227,644,838	$227,644,838
First American Treasury Obligations Fund - Class Y, 0.00% (b)	504,509,749	504,509,749
Total Money Market Funds (Cost $732,154,587)		$732,154,587

Total Investments and Money Market Funds at Value — 136.8%
(Cost $2,544,805,815)		$2,789,047,178

Written Call Option Contracts — (37.4%)		(762,580,000)

Other Assets in Excess of Liabilities — 0.6%		12,456,081

Net Assets — 100.0%		$2,038,923,259

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2013.

See accompanying notes to financial statements.

2	29

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2013

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
09/21/2013 at $1,800	800	$88,072,000	$90,710,930
Russell 2000 Index Option,
09/21/2013 at $620	2,000	70,688,000	70,917,324
S&P 500 Index Option,
07/20/2013 at $1,000	10,000	603,820,000	627,486,623
Total Written Call Option Contracts		$762,580,000	$789,114,877

See accompanying notes to financial statements.

30	1

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2013

COMMON STOCKS — 10.7%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$45,650
ONEOK Partners L.P.	1,000	49,520
Williams Partners L.P.	1,000	51,600
		146,770
Materials — 7.1%
Metals & Mining — 7.1%
Agnico-Eagle Mines Ltd.	500,000	13,770,000
AngloGold Ashanti Ltd. - ADR	500,000	7,150,000
Barrick Gold Corp.	1,000,000	15,740,000
Compañía de Minas Buenaventura S.A. - ADR	350,000	5,166,000
Goldcorp, Inc.	400,000	9,892,000
Gold Fields Ltd. - ADR	750,000	3,937,500
Harmony Gold Mining Co. Ltd. - ADR	1,000,000	3,810,000
Newmont Mining Corp.	500,000	14,975,000
Randgold Resources Ltd. - ADR	150,000	9,607,500
Sibanye Gold Ltd. - ADR (b)	250,000	735,000
Stillwater Mining Co. (b)	10,000	107,400
		84,890,400
Utilities — 3.6%
Electric Utilities — 2.6%
American Electric Power Co., Inc.	100,000	4,478,000
Duke Energy Corp.	333	22,478
Edison International	1,000	48,160
Entergy Corp.	75,000	5,226,000
Exelon Corp.	325,000	10,036,000
FirstEnergy Corp.	1,000	37,340
NextEra Energy, Inc.	1,000	81,480
Pepco Holdings, Inc.	1,000	20,160
Pinnacle West Capital Corp.	1,000	55,470
PPL Corp.	350,000	10,591,000
UNS Energy Corp.	1,000	44,730
		30,640,818
Multi-Utilities — 1.0%
Ameren Corp.	1,000	34,440
Dominion Resources, Inc.	1,000	56,820
DTE Energy Co.	1,000	67,010
PG&E Corp.	125,000	5,716,250
Public Service Enterprise Group, Inc.	200,000	6,532,000

2	31

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 10.7% (continued)	Shares	Value
Utilities — 3.6% (continued)
Multi-Utilities — 1.0% (continued)
SCANA Corp.	1,000	$49,100
TECO Energy, Inc.	1,000	17,190
		12,472,810

Total Common Stocks (Cost $142,291,914)		$128,150,798

U.S. TREASURY OBLIGATIONS — 79.3%	Par Value	Value
U.S. Treasury Bonds — 3.7%
2.875%, due 05/15/2043	$50,000,000	$44,257,800

U.S. Treasury Inflation-Protected Notes — 3.7%
2.00%, due 07/15/2014	30,841,250	31,858,055
2.50%, due 01/15/2029	10,830,900	13,381,241
		45,239,296
U.S. Treasury Notes — 71.9%
2.25%, due 03/31/2016	200,000,000	209,039,000
1.75%, due 05/31/2016	100,000,000	103,152,300
3.00%, due 08/31/2016	75,000,000	80,326,200
1.75%, due 05/15/2022	100,000,000	95,371,100
1.625%, due 11/15/2022	200,000,000	186,726,600
1.75%, due 05/15/2023	200,000,000	187,328,200
		861,943,400

Total U.S. Treasury Obligations (Cost $948,102,807)		$951,440,496

EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
iShares Gold Trust (b)	350,000	$4,196,500
SPDR DB International Government Inflation-Protected Bond ETF	160,000	9,211,200
SPDR Gold Trust (b)	40,000	4,766,000
Total Exchange-Traded Funds (Cost $17,980,953)		$18,173,700

Total Investments at Value — 91.5% (Cost $1,108,375,674)		$1,097,764,994

32	1

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2013

MONEY MARKET FUNDS — 10.6%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	39,677,765	$39,677,765
First American Treasury Obligations Fund - Class Y, 0.00% (c)	87,560,235	87,560,235
Total Money Market Funds (Cost $127,238,000)		$127,238,000

Total Investments and Money Market Funds at Value — 102.1%
(Cost $1,235,613,674)		$1,225,002,994

Liabilities in Excess of Other Assets — (2.1%)		(25,778,528)

Net Assets — 100.0%		$1,199,224,466

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of June 30, 2013.

See accompanying notes to financial statements.

2	33

Hussman Strategic International Fund Schedule of Investments
June 30, 2013

COMMON STOCKS — 64.6%	Shares	Value
Argentina — 0.5%
Telecom Argentina S.A. - ADR (a)	28,000	$416,640

Australia — 1.2%
Cochlear Ltd. (b)	3,000	168,354
Sonic Healthcare Ltd. (b)	63,000	855,781
		1,024,135
Austria — 0.8%
OMV AG (b)	15,000	676,672

Belgium — 0.7%
Colruyt S.A. (b)	12,000	631,432

Canada — 4.5%
Gildan Activewear, Inc.	22,000	892,132
Shaw Communications, Inc. - Class B	48,000	1,151,909
Shoppers Drug Mart Corp.	25,000	1,153,316
Transcontinental, Inc. - Class A	65,000	790,444
		3,987,801
China — 2.6%
Mindray Medical International Ltd. - ADR	22,500	842,625
NetEase.com, Inc. - ADR	8,000	505,360
WuXi PharmaTech (Cayman), Inc. - ADR (a)	40,000	840,000
Yue Yuen Industrial (Holdings) Ltd. - ADR	12,000	154,020
		2,342,005
Finland — 1.8%
Elisa Oyj (b)	10,000	195,260
Lassila & Tikanoja Oyj (a)	45,000	784,901
Tieto Oyj (b)	30,000	570,366
		1,550,527
France — 7.7%
Alten (b)	10,000	340,512
bioMérieux	6,000	581,373
Casino Guichard-Perrachon S.A. (b)	7,500	702,801
Danone S.A. (b)	13,000	978,496
Infotel S.A.	3,066	217,344
L'Oréal S.A. (b)	3,600	591,789
Metropole Television S.A.	32,500	523,511
Neopost S.A. (b)	14,000	926,971
Norbert Dentressangle S.A.	9,427	766,922

34	1

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 64.6% (continued)	Shares	Value
France — 7.7% (continued)
Sanofi - ADR	22,100	$1,138,371
		6,768,090
Germany — 2.5%
Deutsche Telekom AG (b)	60,000	699,038
SAP AG - ADR	13,100	954,073
United Internet AG (b)	20,000	563,806
		2,216,917
India — 0.5%
Wipro Ltd. - ADR	60,718	442,027

Italy — 1.5%
Enel S.P.A. (b)	125,000	392,249
Eni S.P.A. - ADR	10,000	410,400
Società Iniziative Autostradali e Servizi S.P.A. (b)	60,000	489,664
		1,292,313
Japan — 12.3%
ABC-MART, Inc. (b)	20,000	779,475
Central Japan Railway Co. (b)	3,500	426,559
KDDI Corp. (b)	19,000	989,346
K's Holdings Corp. (b)	14,000	443,556
Mochida Pharmaceutical Co. Ltd. (b)	50,000	634,316
Nitori Holdings Co. Ltd. (b)	2,000	161,010
Nomura Research Institute Ltd. (b)	20,000	649,498
Shionogi & Co. Ltd. (b)	40,000	834,094
SoftBank Corp. (b)	20,000	1,164,140
Sogo Medical Co. Ltd. (b)	15,000	568,970
Sugi Holdings Co. Ltd. (b)	23,000	874,758
Sundrug Co. Ltd. (b)	25,000	1,060,912
Takeda Pharmaceutical Co. Ltd. (b)	10,500	473,463
Toppan Forms Co. Ltd. (b)	66,900	579,947
Trend Micro, Inc. (b)	15,000	476,867
Yamada Denki Co. Ltd. (b)	10,000	404,872
YAOKO Co. Ltd. (b)	10,000	367,907
		10,889,690
Netherlands — 0.6%
Reed Elsevier NV - ADR	15,100	500,112

New Zealand — 0.9%
Telecom Corp. of New Zealand Ltd. - ADR	92,500	796,425

2	35

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 64.6% (continued)	Shares	Value
New Zealand — 0.9% (continued)
Warehouse Group Ltd. (The) (b)	13,442	$36,988
		833,413
Norway — 0.9%
Tomra Systems ASA	95,000	805,428

Russia — 0.7%
Mobile TeleSystems OJSC - ADR	33,000	625,020

Spain — 2.0%
Indra Sistemas S.A. (b)	70,000	904,154
Red Electrica Corp. S.A. (b)	15,000	824,816
		1,728,970
Sweden — 1.9%
Axfood AB (b)	13,000	543,400
Clas Ohlson AB - B Shares (b)	30,000	397,630
Hennes & Mauritz AB - B Shares (b)	14,100	463,896
NIBE Industrier AB - B Shares	17,345	272,345
		1,677,271
Switzerland — 2.8%
Lonza Group AG (a) (b)	12,000	901,593
Novartis AG - ADR	14,000	989,940
Roche Holding Ltd. - ADR	10,000	618,650
		2,510,183
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,000	1,007,600

United Kingdom — 17.1%
Admiral Group plc (b)	38,000	765,510
AstraZeneca plc - ADR	21,500	1,016,950
Debenhams plc (b)	375,000	543,896
Enterprise Inns plc (a) (b)	350,000	570,809
GlaxoSmithKline plc - ADR	23,500	1,174,295
Inmarsat plc (b)	60,000	614,494
J Sainsbury plc (b)	180,000	972,923
J.D. Wetherspoon plc (b)	70,000	707,970
London Stock Exchange Group plc (b)	25,000	508,176
Marks & Spencer Group plc (b)	40,000	261,743
Mitie Group plc (b)	175,000	668,703
National Grid plc - ADR	10,500	595,035
Premier Farnell plc (b)	100,000	307,158

36	1

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 64.6% (continued)	Shares	Value
United Kingdom — 17.1% (continued)
Reckitt Benckiser Group plc - ADR	75,000	$1,069,875
Sage Group plc (The) (b)	95,061	491,322
Smith & Nephew plc - ADR	19,500	1,093,755
SSE plc (b)	35,000	810,557
Tesco plc (b)	190,000	956,854
Vodafone Group plc - ADR	19,000	546,060
William Morrison Supermarkets plc (b)	180,000	716,518
WS Atkins plc (b)	45,000	691,819
		15,084,422

Total Common Stocks (Cost $52,578,823)		$57,010,668

EXCHANGE-TRADED FUNDS — 6.8%	Shares	Value
iShares MSCI Australia Index Fund	53,000	$1,196,740
iShares MSCI Belgium Index Fund	87,000	1,184,940
iShares MSCI Germany Index Fund	49,000	1,210,300
iShares MSCI Sweden Index Fund	38,000	1,132,780
iShares MSCI Switzerland Index Fund	44,000	1,260,600
Total Exchange-Traded Funds (Cost $6,329,436)		$5,985,360

PUT OPTION CONTRACTS — 0.0% (c)	Contracts	Value
S&P 500 Index Option, 09/21/2013 at $1,150 (Cost $15,134)	100	$11,500

Total Investments at Value — 71.4% (Cost $58,923,393)		$63,007,528

2	37

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2013

MONEY MARKET FUNDS — 19.5%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (d) (Cost $17,256,292)	17,256,292	$17,256,292

Total Investments and Money Market Funds at Value — 90.9%
(Cost $76,179,685)		$80,263,820

Written Call Options — (5.1%)		(4,492,000)

Other Assets in Excess of Liabilities — 14.2%		12,528,156

Net Assets — 100.0%		$88,299,976

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Fair value priced (Note 1). Fair valued securities totaled $33,333,810 at June 30, 2013, representing 37.8% of net assets.

(c)	Percentage rounds to less than 0.1%.

(d)	The rate shown is the 7-day effective yield as of June 30, 2013.

See accompanying notes to financial statements.

38	1

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
June 30, 2013

Sector	Industry	% of Net Assets
Consumer Discretionary — 9.1%
	Hotels, Restaurants & Leisure	1.5%
	Media	2.5%
	Multiline Retail	1.1%
	Specialty Retail	3.0%
	Textiles, Apparel & Luxury Goods	1.0%
Consumer Staples — 12.7%
	Food & Staples Retailing	9.7%
	Food Products	1.1%
	Household Products	1.2%
	Personal Products	0.7%
Energy — 1.2%
	Oil, Gas & Consumable Fuels	1.2%
Financials — 1.4%
	Diversified Financial Services	0.6%
	Insurance	0.8%
Health Care — 13.8%
	Health Care Equipment & Supplies	3.0%
	Health Care Providers & Services	1.0%
	Life Sciences Tools & Services	2.0%
	Pharmaceuticals	7.8%
Industrials — 7.1%
	Air Freight & Logistics	0.9%
	Building Products	0.3%
	Commercial Services & Supplies	4.1%
	Professional Services	0.8%
	Road & Rail	0.5%
	Transportation Infrastructure	0.5%
Information Technology — 10.8%
	Electronic Equipment, Instruments & Components	0.3%
	Internet Software & Services	2.5%
	IT Services	2.6%
	Office Electronics	1.1%
	Semiconductors & Semiconductor Equipment	1.1%
	Software	3.2%
Telecommunication Services — 5.5%
	Diversified Telecommunication Services	3.8%
	Wireless Telecommunication Services	1.7%
Utilities — 3.0%
	Electric Utilities	2.3%
	Multi-Utilities	0.7%
		64.6%

See accompanying notes to financial statements.

2	39

Hussman Strategic International Fund Schedule of Futures Contracts
June 30, 2013

FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Dollar Index Future	09/16/2013	150	$12,510,000	$310,670

See accompanying notes to financial statements.

40	1

Hussman Strategic International Fund Schedule of Open Written Option Contracts
June 30, 2013

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/21/2013 at $1,150	100	$4,492,000	$4,709,866

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2013

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Euro STOXX 50 Index Future	09/20/2013	900	$30,411,975	$654,624
FTSE 100 Index Future	09/20/2013	150	14,079,398	154,220
Total Futures Contracts Sold Short			$44,491,373	$808,844

See accompanying notes to financial statements.

2	41

Hussman Strategic Dividend Value Fund Schedule of Investments
June 30, 2013

COMMON STOCKS — 44.0%	Shares	Value
Consumer Discretionary — 9.7%
Hotels, Restaurants & Leisure — 2.8%
Carnival Corp.	8,000	$274,320
Darden Restaurants, Inc.	5,500	277,640
McDonald's Corp.	3,500	346,500
		898,460
Household Durables — 0.6%
Garmin Ltd.	4,300	155,488
Koss Corp.	9,000	43,650
		199,138
Internet & Catalog Retail — 0.8%
Nutrisystem, Inc.	6,000	70,680
PetMed Express, Inc.	15,000	189,000
		259,680
Leisure Equipment & Products — 0.9%
Hasbro, Inc.	6,625	296,999

Media — 2.5%
Gannett Co., Inc.	7,000	171,220
Harte-Hanks, Inc.	25,500	219,300
John Wiley & Sons, Inc. - Class A	5,200	208,468
Meredith Corp.	4,500	214,650
		813,638
Multiline Retail — 1.0%
Kohl's Corp.	6,300	318,213

Specialty Retail — 0.6%
Best Buy Co., Inc.	2,250	61,492
Staples, Inc.	9,500	150,670
		212,162
Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	3,000	171,270

Consumer Staples — 6.0%
Beverages — 1.2%
Coca-Cola Co. (The)	2,250	90,247
PepsiCo, Inc.	3,825	312,847
		403,094
Food & Staples Retailing — 2.6%
Safeway, Inc.	14,500	343,070
Sysco Corp.	1,500	51,240
Walgreen Co.	2,500	110,500

42	1

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 44.0% (continued)	Shares	Value
Consumer Staples — 6.0% (continued)
Food & Staples Retailing — 2.6% (continued)
Wal-Mart Stores, Inc.	4,700	$350,103
		854,913
Food Products — 0.4%
Campbell Soup Co.	2,500	111,975

Household Products — 1.8%
Clorox Co. (The)	2,500	207,850
Procter & Gamble Co. (The)	4,700	361,853
		569,703
Energy — 2.9%
Energy Equipment & Services — 0.9%
Ensco plc - Class A	5,000	290,600

Oil, Gas & Consumable Fuels — 2.0%
BP plc - ADR	2,600	108,524
Exxon Mobil Corp.	3,900	352,365
Occidental Petroleum Corp.	2,000	178,460
		639,349
Financials — 1.4%
Diversified Financial Services — 0.5%
CME Group, Inc.	2,400	182,352

Insurance — 0.9%
Aflac, Inc.	5,000	290,600

Health Care — 8.3%
Biotechnology — 0.8%
PDL BioPharma, Inc.	35,000	270,200

Health Care Equipment & Supplies — 2.6%
Baxter International, Inc.	4,950	342,887
Meridian Bioscience, Inc.	12,500	268,750
St. Jude Medical, Inc.	4,900	223,587
		835,224
Health Care Providers & Services — 1.5%
Cardinal Health, Inc.	4,200	198,240
National HealthCare Corp.	4,000	191,200
Owens & Minor, Inc.	3,500	118,405
		507,845

2	43

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 44.0% (continued)	Shares	Value
Health Care — 8.3% (continued)
Health Care Technology — 0.2%
Quality Systems, Inc.	3,000	$56,130

Pharmaceuticals — 3.2%
AbbVie, Inc.	3,250	134,355
AstraZeneca plc - ADR	3,500	165,550
Eli Lilly & Co.	1,000	49,120
Johnson & Johnson	2,650	227,529
Merck & Co., Inc.	2,625	121,931
Novartis AG - ADR	4,900	346,479
		1,044,964
Industrials — 2.3%
Aerospace & Defense — 0.6%
Raytheon Co.	2,800	185,136

Air Freight & Logistics — 0.4%
United Parcel Service, Inc. - Class B	1,400	121,072

Electrical Equipment — 0.5%
Emerson Electric Co.	3,200	174,528

Machinery — 0.3%
Illinois Tool Works, Inc.	1,250	86,463

Professional Services — 0.3%
CDI Corp.	7,000	99,120

Road & Rail — 0.2%
Norfolk Southern Corp.	1,000	72,650

Information Technology — 10.8%
Communications Equipment — 1.4%
Cisco Systems, Inc.	8,300	201,773
Comtech Telecommunications Corp.	3,000	80,670
Harris Corp.	3,700	182,225
		464,668
Computers & Peripherals — 1.0%
Diebold, Inc.	4,500	151,605
Lexmark International, Inc. - Class A	6,000	183,420
		335,025

44	1

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2013

COMMON STOCKS — 44.0% (continued)	Shares	Value
Information Technology — 10.8% (continued)
Electronic Equipment, Instruments & Components — 0.3%
Molex, Inc.	3,000	$88,020

IT Services — 1.6%
ManTech International Corp. - Class A	8,000	208,960
Western Union Co. (The)	17,500	299,425
		508,385
Office Electronics — 0.7%
CANON, Inc. - ADR	6,600	216,942

Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc.	2,000	90,120
Applied Materials, Inc.	5,000	74,550
Intel Corp.	8,500	205,870
KLA-Tencor Corp.	3,300	183,909
Maxim Integrated Products, Inc.	4,500	125,010
Microchip Technology, Inc.	4,000	149,000
Xilinx, Inc.	3,750	148,537
		976,996
Software — 2.8%
CA, Inc.	10,000	286,300
ClickSoftware Technologies Ltd.	17,500	145,950
EPIQ Systems, Inc.	10,000	134,700
Microsoft Corp.	10,000	345,300
		912,250
Materials — 1.0%
Chemicals — 1.0%
BASF SE - ADR	2,100	187,929
Scotts Miracle-Gro Co. (The) - Class A	3,000	144,930
		332,859
Utilities — 1.6%
Electric Utilities — 0.7%
Entergy Corp.	1,600	111,488
PPL Corp.	3,600	108,936
		220,424
Water Utilities — 0.9%
Consolidated Water Co. Ltd.	26,000	297,180

Total Common Stocks (Cost $13,224,788)		$14,318,227

2	45

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2013

PUT OPTION CONTRACTS — 0.1%	Contracts	Value
S&P 500 Index Option, 09/21/2013 at $1,280 (Cost $21,019)	44	$16,676

Total Investments at Value — 44.1% (Cost $13,245,807)		$14,334,903

MONEY MARKET FUNDS — 59.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	5,696,042	$5,696,042
First American Treasury Obligations Fund - Class Y, 0.00% (a)	13,771,901	13,771,901
Total Money Market Funds (Cost $19,467,943)		$19,467,943

Total Investments and Money Market Funds at Value — 103.9%
(Cost $32,713,750)		$33,802,846

Written Call Option Contracts — (4.4%)		(1,415,436)

Other Assets in Excess of Liabilities — 0.5%		146,221

Net Assets — 100.0%		$32,533,631

ADR - American Depositary Receipt.

(a) The rate shown is the 7-day effective yield as of June 30, 2013.

See accompanying notes to financial statements.

46	1

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
June 30, 2013

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/21/2013 at $1,280	44	$1,415,436	$1,473,941

See accompanying notes to financial statements.

2	47

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2013

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$1,812,651,228	$1,108,375,674
At value (Note 1)	$2,056,892,591	$1,097,764,994
Investments in money market funds	732,154,587	127,238,000
Cash	500,000	10,625
Dividends and interest receivable	1,449,871	3,578,176
Receivable for investment securities sold	59,673,335	100,515,625
Receivable for capital shares sold	931,071	570,190
Other assets	46,944	66,034
Total Assets	2,851,648,399	1,329,743,644

LIABILITIES
Dividends payable	—	465,141
Written call options, at value (Notes 1 and 4) (premiums received $789,114,877)	762,580,000	—
Payable for investment securities purchased	35,588,213	123,963,960
Payable for capital shares redeemed	12,551,066	5,362,004
Accrued investment advisory fees (Note 3)	1,489,183	445,100
Payable to administrator (Note 3)	215,860	114,000
Other accrued expenses	300,818	168,973
Total Liabilities	812,725,140	130,519,178
NET ASSETS	$2,038,923,259	$1,199,224,466

Net assets consist of:
Paid-in capital	$3,730,835,254	$1,317,870,094
Undistributed (Distributions in excess of) net investment income	9,086,977	(465,141)
Accumulated net realized losses from security transactions and option contracts	(1,971,775,212)	(107,569,807)
Net unrealized appreciation (depreciation) on:
Investment securities	240,377,685	(10,610,680)
Option contracts	30,398,555	—
NET ASSETS	$2,038,923,259	$1,199,224,466

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	194,448,561	108,160,399
Net asset value, offering price and redemption price per share(a) (Note 1)	$10.49	$11.09

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

48	1

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2013

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$58,923,393	$13,245,807
At value (Note 1)	$63,007,528	$14,334,903
Investments in money market funds	17,256,292	19,467,943
Cash	—	1,935
Foreign currency (Cost $101,378)	101,118	—
Dividends receivable	326,832	25,120
Reclaims receivable	94,686	—
Receivable for capital shares sold	27,856	128,782
Receivable from Adviser (Note 3)	—	9,802
Variation margin receivable (Notes 1 and 4)	5,567,886	—
Margin deposits for futures contracts (Cost $6,773,916) (Notes 1 and 4)	6,606,050	—
Other assets	9,732	25,271
Total Assets	92,997,980	33,993,756

LIABILITIES
Dividends payable	—	675
Written call options, at value (Notes 1 and 4) (premiums received $4,709,866 and $1,473,941, respectively)	4,492,000	1,415,436
Payable for capital shares redeemed	52,711	4,937
Net unrealized depreciation on forward currency exchange contracts (Note 6)	40	—
Accrued investment advisory fees (Note 3)	71,817	—
Payable to administrator (Note 3)	10,700	6,655
Other accrued expenses	70,736	32,422
Total Liabilities	4,698,004	1,460,125
NET ASSETS	$88,299,976	$32,533,631

Net assets consist of:
Paid-in capital	$92,990,882	$31,664,329
Undistributed (Distributions in excess of) net investment income	746,857	(42)
Accumulated net realized losses from security transactions and option and futures contracts	(10,634,444)	(278,257)
Net unrealized appreciation (depreciation) on:
Investment securities	4,087,769	1,093,439
Option contracts	214,232	54,162
Futures contracts	1,119,514	—
Translation of assets and liabilities in foreign currencies	(224,834)	—
NET ASSETS	$88,299,976	$32,533,631

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,068,639	3,118,031
Net asset value, offering price and redemption price per share (a) (Note 1)	$9.74	$10.43

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

2	49

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2013

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$71,712,259	$7,110,742
Foreign withholding taxes on dividends	(349,086)	(366,607)
Interest	—	19,108,151
Total Income	71,363,173	25,852,286

EXPENSES
Investment advisory fees (Note 3)	29,720,047	9,740,210
Transfer agent, account maintenance and shareholder services fees (Note 3)	3,351,842	1,524,513
Administration fees (Note 3)	1,564,093	1,105,129
Custodian and bank service fees	270,439	146,512
Fund accounting fees (Note 3)	220,004	157,744
Postage and supplies	228,647	133,750
Registration and filing fees	96,707	132,906
Professional fees	110,779	92,027
Trustees’ fees and expenses (Note 3)	85,788	85,788
Printing of shareholder reports	108,007	58,682
Insurance expense	80,133	42,984
Compliance service fees (Note 3)	57,691	37,764
Other expenses	33,659	26,936
Total Expenses	35,927,836	13,284,945
Less fee reductions by the Adviser (Note 3)	(361,365)	(227,087)
Net Expenses	35,566,471	13,057,858

NET INVESTMENT INCOME	35,796,702	12,794,428

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	672,055,115	(92,312,067)
Option contracts	(1,040,615,247)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(197,974,220)	(47,355,271)
Option contracts	207,399,843	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(359,134,509)	(139,667,338)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(323,337,807)	$(126,872,910)

See accompanying notes to financial statements.

50	1

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2013

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$2,253,635	$252,017
Foreign withholding taxes on dividends	(204,401)	(3,542)
Total Income	2,049,234	248,475

EXPENSES
Investment advisory fees (Note 3)	896,095	165,310
Trustees' fees and expenses (Note 3)	85,788	85,788
Professional fees	89,428	59,151
Registration and filing fees	62,469	41,407
Administration fees (Note 3)	62,741	20,600
Transfer agent, account maintenance and shareholder services fees (Note 3)	53,952	19,649
Fund accounting fees (Note 3)	44,977	27,265
Custodian fees	50,800	8,427
Pricing fees	29,698	1,889
Postage and supplies	11,931	8,003
Printing of shareholder reports	9,015	7,476
Compliance service fees (Note 3)	5,964	4,776
Insurance expense	1,843	242
Other expenses	28,002	24,251
Total Expenses	1,432,703	474,234
Less fee reductions and expense reimbursements by the Adviser (Note 3)	—	(267,596)
Net Expenses	1,432,703	206,638

NET INVESTMENT INCOME	616,531	41,837

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	4,603,155	475,226
Option contracts	(4,654,698)	(798,023)
Futures contracts	(8,797,151)	—
Foreign currency transactions	350,785	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,763,927	1,123,801
Option contracts	897,580	101,428
Futures contracts	3,011,063	—
Foreign currency translation	(301,770)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	(127,109)	902,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$489,422	$944,269

See accompanying notes to financial statements.

2	51

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
FROM OPERATIONS
Net investment income	$35,796,702	$36,538,161
Net realized gains (losses) from:
Security transactions	672,055,115	563,424,602
Option contracts	(1,040,615,247)	(543,293,601)
Net change in unrealized appreciation (depreciation) on:
Investments	(197,974,220)	(394,867,285)
Option contracts	207,399,843	(6,376,918)
Net decrease in net assets resulting from operations	(323,337,807)	(344,575,041)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(46,271,836)	(28,671,281)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	630,539,623	1,927,540,093
Net asset value of shares issued in reinvestment of distributions to shareholders	30,810,496	18,603,304
Proceeds from redemption fees collected (Note 1)	291,248	585,804
Payments for shares redeemed	(3,189,916,948)	(2,280,740,502)
Net decrease in net assets from capital share transactions	(2,528,275,581)	(334,011,301)

TOTAL DECREASE IN NET ASSETS	(2,897,885,224)	(707,257,623)

NET ASSETS
Beginning of year	4,936,808,483	5,644,066,106
End of year	$2,038,923,259	$4,936,808,483

UNDISTRIBUTED NET INVESTMENT INCOME	$9,086,977	$19,930,127

CAPITAL SHARE ACTIVITY
Shares sold	57,939,435	156,657,290
Shares reinvested	2,876,797	1,496,645
Shares redeemed	(296,176,122)	(187,989,838)
Net decrease in shares outstanding	(235,359,890)	(29,835,903)
Shares outstanding at beginning of year	429,808,451	459,644,354
Shares outstanding at end of year	194,448,561	429,808,451

See accompanying notes to financial statements.

52	1

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
FROM OPERATIONS
Net investment income	$12,794,428	$14,959,736
Net realized gains (losses) from security transactions	(92,312,067)	57,669,581
Net change in unrealized appreciation (depreciation) on investments	(47,355,271)	22,231,505
Net increase (decrease) in net assets resulting from operations	(126,872,910)	94,860,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(12,116,495)	(15,398,805)
From net realized gains	(51,486,341)	(52,505,352)
Decrease in net assets from distributions to shareholders	(63,602,836)	(67,904,157)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	303,553,582	1,201,863,512
Net asset value of shares issued in reinvestment of distributions to shareholders	55,698,799	57,836,822
Proceeds from redemption fees collected (Note 1)	104,623	341,140
Payments for shares redeemed	(1,590,721,639)	(1,005,222,085)
Net increase (decrease) in net assets from capital share transactions	(1,231,364,635)	254,819,389

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,421,840,381)	281,776,054

NET ASSETS
Beginning of year	2,621,064,847	2,339,288,793
End of year	$1,199,224,466	$2,621,064,847

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(465,141)	$(530,673)

CAPITAL SHARE ACTIVITY
Shares sold	25,070,900	96,216,875
Shares reinvested	4,620,192	4,664,381
Shares redeemed	(133,330,888)	(81,041,045)
Net increase (decrease) in shares outstanding	(103,639,796)	19,840,211
Shares outstanding at beginning of year	211,800,195	191,959,984
Shares outstanding at end of year	108,160,399	211,800,195

See accompanying notes to financial statements.

2	53

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
FROM OPERATIONS
Net investment income	$616,531	$195,385
Net realized gains (losses) from:
Security transactions	4,603,155	(950,813)
Option contracts	(4,654,698)	(2,314,920)
Futures contracts	(8,797,151)	3,269,020
Foreign currency transactions	350,785	(842,231)
Net change in unrealized appreciation (depreciation) on:
Investments	4,763,927	(2,906,677)
Option contracts	897,580	(433,138)
Futures contracts	3,011,063	(1,347,693)
Foreign currency translation	(301,770)	(4,152)
Net increase (decrease) in net assets resulting from operations	489,422	(5,335,219)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(438,439)
From net realized gains	—	(1,355,395)
Decrease in net assets from distributions to shareholders	—	(1,793,834)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,157,041	56,582,390
Net asset value of shares issued in reinvestment of distributions to shareholders	—	1,685,742
Proceeds from redemption fees collected (Note 1)	1,170	5,622
Payments for shares redeemed	(24,067,385)	(28,650,569)
Net increase in net assets from capital share transactions	90,826	29,623,185

TOTAL INCREASE IN NET ASSETS	580,248	22,494,132

NET ASSETS
Beginning of year	87,719,728	65,225,596
End of year	$88,299,976	$87,719,728

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$746,857	$(220,459)

CAPITAL SHARE ACTIVITY
Shares sold	2,513,749	5,595,732
Shares reinvested	—	169,005
Shares redeemed	(2,506,020)	(2,891,455)
Net increase in shares outstanding	7,729	2,873,282
Shares outstanding at beginning of year	9,060,910	6,187,628
Shares outstanding at end of year	9,068,639	9,060,910

See accompanying notes to financial statements.

54	1

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
FROM OPERATIONS
Net investment income	$41,837	$17,654
Net realized gains (losses) from:
Security transactions	475,226	20,145
Option contracts	(798,023)	24,395
Net change in unrealized appreciation (depreciation) on:
Investments	1,123,801	(30,362)
Option contracts	101,428	(47,266)
Net increase (decrease) in net assets resulting from operations	944,269	(15,434)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(41,882)	(17,651)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,441,449	5,187,616
Net asset value of shares issued in reinvestment of distributions to shareholders	40,147	17,013
Proceeds from redemption fees collected (Note 1)	2,548	159
Payments for shares redeemed	(2,851,094)	(173,509)
Net increase in net assets from capital share transactions	26,633,050	5,031,279

TOTAL INCREASE IN NET ASSETS	27,535,437	4,998,194

NET ASSETS
Beginning of period	4,998,194	—
End of period	$32,533,631	$4,998,194

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(42)	$3

CAPITAL SHARE ACTIVITY
Shares sold	2,893,028	519,665
Shares reinvested	3,960	1,712
Shares redeemed	(282,644)	(17,690)
Net increase in shares outstanding	2,614,344	503,687
Shares outstanding at beginning of period	503,687	—
Shares outstanding at end of period	3,118,031	503,687

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

See accompanying notes to financial statements.

2	55

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010		Year Ended June 30, 2009
Net asset value at beginning of year	$11.49	$12.28	$13.45	$12.99		$15.73

Income (loss) from investment operations:
Net investment income	0.15	0.08	0.05	0.00	(a)	0.03
Net realized and unrealized gains (losses) on investments and option contracts	(1.00)	(0.81)	(1.19)	0.48		(0.88)
Total from investment operations	(0.85)	(0.73)	(1.14)	0.48		(0.85)

Less distributions:
Dividends from net investment income	(0.15)	(0.06)	(0.03)	(0.02)		(0.03)
Distributions from net realized gains	—	—	—	—		(1.87)
Total distributions	(0.15)	(0.06)	(0.03)	(0.02)		(1.90)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.01

Net asset value at end of year	$10.49	$11.49	$12.28	$13.45		$12.99

Total return (b)	(7.41% )	(5.97% )	(8.49% )	3.68%		(4.35% )

Net assets at end of year (000’s)	$2,038,923	$4,936,808	$5,644,066	$6,185,342		$4,975,812

Ratio of net expenses to average net assets	1.08% (c)	1.05%	1.03%	1.05%		1.09%

Ratio of net investment income to average net assets	1.08%	0.66%	0.39%	0.04%		0.28%

Portfolio turnover rate	125%	72%	67%	111%		69%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.09% for the year ended June 30, 2013 (Note 3).

See accompanying notes to financial statements.

56	1

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net asset value at beginning of year	$12.38	$12.19	$12.41	$11.87	$11.99

Income (loss) from investment operations:
Net investment income	0.10	0.07	0.07	0.18	0.05
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.03)	0.43	0.37	0.69	0.35
Total from investment operations	(0.93)	0.50	0.44	0.87	0.40

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.12)	(0.16)	(0.01)
Distributions from net realized gains	(0.27)	(0.24)	(0.54)	(0.17)	(0.53)
Total distributions	(0.36)	(0.31)	(0.66)	(0.33)	(0.54)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.02

Net asset value at end of year	$11.09	$12.38	$12.19	$12.41	$11.87

Total return (b)	(7.71% )	4.14%	3.53%	7.44%	3.94%

Net assets at end of year (000’s)	$1,199,224	$2,621,065	$2,339,289	$1,884,985	$1,023,591

Ratio of net expenses to average net assets	0.64% (c)	0.63%	0.64%	0.67%	0.75%

Ratio of net investment income to average net assets	0.62%	0.57%	0.61%	1.59%	0.26%

Portfolio turnover rate	114%	78%	254%	69%	36%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.65% for the year ended June 30, 2013 (Note 3).

See accompanying notes to financial statements.

2	57

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011	Period Ended June 30, 2010(a)
Net asset value at beginning of period	$9.68		$10.54	$10.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.00 (b)	0.04	(0.03)
Net realized and unrealized gains (losses) on investments and option and futures contracts	(0.01)		(0.65)	0.54	0.11
Total from investment operations	0.06		(0.65)	0.58	0.08

Less distributions:
Dividends from net investment income	—		(0.05)	—	—
Distributions from net realized gains	—		(0.16)	(0.12)	—
Total distributions	—		(0.21)	(0.12)	—

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00 (b)	0.00 (b)	—

Net asset value at end of period	$9.74		$9.68	$10.54	$10.08

Total return (c)	0.62%		(6.14% )	5.83%	0.80%	(d)

Net assets at end of period (000's)	$88,300		$87,720	$65,226	$8,802

Ratio of net expenses to average net assets (f)	1.60%		1.93%	2.00%	2.00%	(e)

Ratio of net investment income (loss) to average net assets	0.69%		0.24%	0.63%	(0.67%	)(e)

Portfolio turnover rate	58%		51%	39%	13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 5.00%(e) for the periods ended June 30, 2011 and 2010, respectively.

See accompanying notes to financial statements.

58	1

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2013		Period Ended June 30, 2012(a)
Net asset value at beginning of period	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.04
Net realized and unrealized gains (losses) on investments and option contracts	0.51		(0.08)
Total from investment operations	0.54		(0.04)

Less distributions:
Dividends from net investment income	(0.03)		(0.04)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)

Net asset value at end of period	$10.43		$9.92

Total return (c)	5.42%		(0.41%	)(d)

Net assets at end of period (000's)	$32,534		$4,998

Ratio of net expenses to average net assets (f)	1.25%		1.25%	(e)

Ratio of net investment income to average net assets	0.25%		1.01%	(e)

Portfolio turnover rate	57%		11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.85% and 7.04%(e) for the periods ended June 30, 2013 and 2012, respectively (Note 3).

See accompanying notes to financial statements.

2	59

Hussman Investment Trust Notes to Financial Statements
June 30, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last

60	1

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2013, all options held by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of

2	61

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased and written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases,

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2013 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$2,020,378,591	$—	$—	$2,020,378,591
Put Option Contracts	—	36,514,000	—	36,514,000
Money Market Funds	732,154,587	—	—	732,154,587
Total Investments in Securities and Money Market Funds	$2,752,533,178	$36,514,000	$—	$2,789,047,178

Other Financial Instruments:
Written Call Option Contracts	$—	$(762,580,000)	$—	$(762,580,000)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$128,150,798	$—	$—	$128,150,798
U.S. Treasury Obligations	—	951,440,496	—	951,440,496
Exchange-Traded Funds	18,173,700	—	—	18,173,700
Money Market Funds	127,238,000	—	—	127,238,000
Total Investments in Securities and Money Market Funds	$273,562,498	$951,440,496	$—	$1,225,002,994

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$23,676,858	$33,333,810	$—	$57,010,668
Exchange-Traded Funds	5,985,360	—	—	5,985,360
Put Option Contracts	—	11,500	—	11,500
Money Market Funds	17,256,292	—	—	17,256,292
Total Investments in Securities and Money Market Funds	$46,918,510	$33,345,310	$—	$80,263,820

Other Financial Instruments:
Futures Contracts	$12,510,000	$—	$—	$12,510,000
Futures Contracts Sold Short	(44,491,373)	—	—	(44,491,373)
Written Call Option Contracts	—	(4,492,000)	—	(4,492,000)
Total Other Financial Instruments	$(31,981,373)	$(4,492,000)	$—	$(36,473,373)

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$14,318,227	$—	$—	$14,318,227
Put Option Contracts	—	16,676	—	16,676
Money Market Funds	19,467,943	—	—	19,467,943
Total Investments in Securities and Money Market Funds	$33,786,170	$16,676	$—	$33,802,846

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,415,436)	$—	$(1,415,436)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2013, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on June 30, 2013 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Transfers from Level 2 to Level 1
Common Stocks	$2,585,550

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 3% to 12% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Repurchase Agreements — The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities collateralizing these agreements is monitored on a daily basis to ensure that the value of the collateral during the term of the agreements equals or exceeds the repurchase price plus accrued interest. If the bank or dealer defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.      The market values of investment securities and other assets and liabilities are translated as of the closing rate on the London Stock Exchange each day.

B.      Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.      The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the periods ended June 30, 2013 and June 30, 2012, proceeds from redemption fees, recorded in capital, totaled $291,248 and $585,804, respectively, for Hussman Strategic Growth Fund; $104,623 and $341,140, respectively, for Hussman Strategic Total Return Fund; $1,170 and $5,622, respectively, for Hussman Strategic International Fund; and $2,548 and $159, respectively, for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

The tax character of distributions paid during the periods ended June 30, 2013 and June 30, 2012 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	6/30/13	$46,271,836	$—	$46,271,836
	6/30/12	$28,671,281	$—	$28,671,281
Hussman Strategic Total Return Fund	6/30/13	$63,602,836	$—	$63,602,836
	6/30/12	$37,871,060	$30,033,097	$67,904,157
Hussman Strategic International Fund	6/30/13	$—	$—	$—
	6/30/12	$1,793,834	$—	$1,793,834
Hussman Strategic Dividend Value Fund	6/30/13	$41,882	$—	$41,882
	6/30/12	$17,651	$—	$17,651

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — It is each Fund’s policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

The tax character of accumulated earnings (deficit) at June 30, 2013 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation) on investments	$208,820,060	$(46,656,675)	$3,396,820	$1,012,013
Net unrealized appreciation on written options	26,534,877	—	217,866	58,505
Net unrealized appreciation on futures contracts	—	—	1,119,514	—
Net unrealized depreciation of assets and liabilities in foreign currencies	—	—	(224,834)	—
Undistributed ordinary income	9,086,977	—	746,857	633
Capital loss carryforwards	(1,936,353,909)	(71,523,812)	(9,947,129)	(201,174)
Other temporary differences	—	(465,141)	—	(675)
Total accumulated earnings (deficit)	$(1,691,911,995)	$(118,645,628)	$(4,690,906)	$869,302

The following information is based upon the federal income tax cost of investment securities as of June 30, 2013:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$2,549,828,563	$1,271,659,669	$76,187,878	$32,736,670
Gross unrealized appreciation	$268,817,662	$25,473,022	$7,136,824	$1,138,149
Gross unrealized depreciation	(29,599,047)	(72,129,697)	(3,060,882)	(71,973)
Net unrealized appreciation (depreciation)	$239,218,615	$(46,656,675)	$4,075,942	$1,066,176

The difference between the federal income tax cost of portfolio investments and their financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales, and adjustments to basis on publicly traded partnerships.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

As of June 30, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	566,255,322	62,531,590	9,052,615	—
No expiration – long-term	169,698,231	8,992,222	894,514	201,174
	$1,936,353,909	$71,523,812	$9,947,129	$201,174

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addressed capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses, rather than being considered all short-term as required under previous regulation.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

For the year ended June 30, 2013, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Undistributed (Distributions in excess of) net investment income	$(368,016)	$(612,401)	$350,785
Accumulated net realized losses from security transactions	$368,016	$1,146,238	$(350,785)
Paid-in capital	$—	$(533,837)	$—

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s total net assets or net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2010 through June 30, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	INVESTMENT TRANSACTIONS

During the year ended June 30, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,100,367,594 and $7,417,701,999, respectively, for Hussman Strategic Growth Fund; $611,840,149 and $788,356,018, respectively, for Hussman Strategic Total Return Fund; $36,521,847 and $40,987,810, respectively, for Hussman Strategic International Fund; and $13,767,287 and $4,048,029, respectively for Hussman Strategic Dividend Value Fund.

3.	TRANSACTIONS WITH AFFILIATES

One of the Trustees and each of the officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent and fund accounting agent.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets over $3 billion, less any fee reductions.

Effective March 1, 2013, the Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund do not exceed annually an amount equal to 1.07% and 0.63%, respectively, of the Fund’s average daily net assets. This Expense Limitation Agreement remains in effect until at least November 1, 2014 for both Funds. During the year ended June 30, 2013, the Adviser reduced its advisory fees from Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund by $361,365 and $227,087, respectively. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s and Hussman Strategic Total Return Fund’s expenses exceeding the annual limitations of 1.07% and 0.63%, respectively, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2013, the amount of fee reductions available for recovery by the Adviser for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund is $361,365 and $227,087, respectively. The Adviser may recoup these amounts no later than June 30, 2016.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

With respect to Hussman Strategic Dividend Value Fund, the Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund’s operating expenses to the extent necessary so that the Fund’s ordinary operating expenses do not exceed annually an amount equal to 1.25% of the Fund’s average daily net assets. This Expense Limitation Agreement remains in effect until at least February 1, 2015. During the year ended June 30, 2013, the Adviser did not collect any of its advisory fees from Hussman Strategic Dividend Value Fund and, in addition, the Adviser reimbursed the Fund for $102,286 of operating expenses. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that such repayment does not result in the Fund’s expenses exceeding the 1.25% annual limitation and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2013, the amount of fee reductions and expense reimbursements available for recovery by the Adviser is $368,675. Of that amount, the Adviser may recoup $101,079 no later than June 30, 2015 and $267,596 no later than June 30, 2016.

Administration Agreement

Under the terms of an Administration Agreement between the Trust and Ultimus, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities. For these services, Ultimus receives a monthly administration fee from each Fund computed at annual rates of 0.07% of the Fund’s average daily net assets up to $500 million; 0.05% of the next $1.5 billion of such assets; 0.04% of the next $1 billion of such assets; 0.03% of the next $2 billion of such assets; 0.025% of the next $2 billion of such assets; 0.20% of the next $2 billion of such assets; and 0.015% of such assets in excess of $9 billion, subject to a per Fund minimum monthly fee of $2,000. The fee payable to Ultimus from Hussman Strategic Dividend Value Fund was discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Fund Accounting Agreement

Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee ($2,500 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund and $3,000 for Hussman Strategic International Fund), plus an asset-based fee computed at annual rates of 0.01% of each Fund’s average daily net assets up to $500 million; 0.005% of the next $4.5 billion of such assets; and 0.0025% of such assets in excess of $5 billion. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds’ portfolio securities. The base fee and asset-based fee payable to Ultimus from Hussman Strategic Dividend Value Fund was discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

Transfer Agent and Shareholder Services Agreement

Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, of $22 annually for each direct account and $12 annually for certain accounts established through financial intermediaries, subject to a per Fund minimum fee of $1,500 per month. For the year ended June 30, 2013, such fees were $1,903,315, $630,828, $18,823 and $15,450 for Hussman Strategic Growth Fund, Hussman Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies. The fee payable to Ultimus from Hussman Strategic Dividend Value Fund was discounted by 50% during the first six months of the Fund’s operations and 20% during the second six months of the Fund’s operations.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2013, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

International Fund and Hussman Strategic Dividend Value Fund paid $1,448,527, $893,685, $35,129 and $4,199, respectively, to financial intermediaries for such services.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $18,000 per annum, plus an asset-based fee computed at annual rates of .005% of the average value of the Trust’s aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. Each Fund pays its proportionate share of such fee. In addition, the Trust reimburses Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

Distribution Agreement

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services and serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s fees are paid by the Adviser.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

4.	DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2013 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	36,500	$1,178,501,656
Options written	153,300	7,344,462,717
Options cancelled in a closing purchase transaction	(177,000)	(7,733,849,496)
Options outstanding at end of year	12,800	$789,114,877

Hussman Strategic International Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	150	$2,684,801
Options written	550	18,839,267
Options cancelled in a closing purchase transaction	(600)	(16,814,202)
Options outstanding at end of year	100	$4,709,866

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	10	$75,987
Options written	132	3,139,363
Options cancelled in a closing purchase transaction	(98)	(1,741,409)
Options outstanding at end of year	44	$1,473,941

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding June 30, 2013
Index put options purchased	Investments in securities at value	$36,514,000	$—	$2,034,543,920
Index call options written	Written call options, at value	—	(762,580,000)	(2,034,543,920)

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding June 30, 2013
Index put options purchased	Investments in securities at value	$11,500	$—	$16,062,800
Index call options written	Written call options, at value	—	(4,492,000)	(16,062,800)
Futures contracts purchased	Variation margin receivable	1,036,743	—	12,470,400
Futures contracts sold short	Variation margin receivable	4,531,143	—	(44,670,035)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding June 30, 2013
Index put options purchased	Investments in securities at value	$16,676	$—	$7,067,632
Index call options written	Written call options, at value	—	(1,415,436)	(7,067,632)

The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2013 was $3,155,679,517 and $3,143,195,267, respectively, for Hussman Strategic Growth Fund. The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2013 was $19,703,846 and $19,703,846, respectively, for Hussman Strategic International Fund. The average monthly notional amount of future contracts purchased and sold short during the year ended June 30, 2013 was $12,200,100 and $41,143,769, respectively, for Hussman Strategic International Fund. The average monthly notional amount of put options purchased and call options written during the year ended June 30, 2013 was $3,631,845 and $3,631,845, respectively, for Hussman Strategic Dividend Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2013 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(293,580,182)	Net change in unrealized appreciation (depreciation) on option contracts	$23,402,622
Index call options purchased	Net realized gains (losses) from option contracts	15,706,924	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(762,741,989)	Net change in unrealized appreciation (depreciation) on option contracts	183,997,221

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(415,499)	Net change in unrealized appreciation (depreciation) on option contracts	$169,665
Index call options written	Net realized gains (losses) from option contracts	(4,239,199)	Net change in unrealized appreciation (depreciation) on option contracts	727,915
Futures contracts purchased	Net realized gains (losses) from futures contracts	(347,874)	Net change in unrealized appreciation (depreciation) on futures contracts	457,185
Futures contracts sold short	Net realized gains (losses) from futures contracts	(8,449,277)	Net change in unrealized appreciation (depreciation) on futures contracts	2,553,878

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(121,781)	Net change in unrealized appreciation (depreciation) on option contracts	$21,140
Index call options written	Net realized gains (losses) from option contracts	(676,242)	Net change in unrealized appreciation (depreciation) on option contracts	80,288

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2013.

5.	CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in shares of money market mutual funds and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of June 30, 2013, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 35.9% and 59.8%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 24.7% and 42.3%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

As of June 30, 2013, Hussman Strategic International Fund had forward currency exchange contracts outstanding as follows:

Settlement Date	(To Deliver)	To Receive	Initial Value	Market Value	Net Unrealized Appreciation (Depreciation)
Contracts
07/01/2013	(273,916) JPY	2,784 USD	$2,762	$2,784	$22
07/02/2013	(3,060) CAD	2,913 USD	2,909	2,913	4
07/02/2013	(15,000) EUR	19,497 USD	19,525	19,497	(28)
07/02/2013	(3) GBP	4 USD	4	4	—
07/02/2013	(2,576,670) JPY	25,940 USD	25,978	25,940	(38)

Total Contracts			$51,178	$51,138	$(40)

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound Sterling
JPY - Japanese Yen
USD - U.S. Dollar

7.	BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2013, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8.	CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

9.	LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. On November 1, 2010, the Trust and Hussman Strategic Growth Fund were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. On June 3, 2011, the Trust and Hussman Strategic Growth Fund were named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio. On September 28, 2011, Hussman Strategic Growth Fund was named as a defendant in a similar action in the U.S. District Court for the District of Maryland. Both of those actions have also been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits against former Tribune Company shareholders. The Trust and Hussman Strategic Growth Fund may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. Oral argument on a motion to dismiss certain of the actions was held on May 23, 2013. The Court has not yet decided that motion. On June 4, 2013, the Litigation Trustee in another related action moved to amend the operative complaint filed in that action. The proposed amended complaint names Hussman Strategic Growth Fund as one of the class representatives for certain of the shareholder defendants. The Court granted the motion on July 22, 2013, but the Litigation Trustee has not yet filed the new complaint.

The lawsuits allege no misconduct by the Trust or Hussman Strategic Growth Fund, and the Trust and the Fund intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2013

by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of June 30, 2013, approximately 1.4% of the Fund’s net assets), plus interest.

10.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management believes the adoption of these ASUs will not have a material impact on the financial statements.

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except as reflected in the following paragraph except as follows:

Effective July 1, 2013, the advisory fee paid to the Adviser by Hussman Strategic International Fund has been reduced to the following annual rates: 0.95% of the first $2 billion of average daily net assets, 0.90% of the next $3 billion of such assets, and 0.85% of such assets over $5 billion.

Effective July 1, 2013, the advisory fee paid to the Adviser by Hussman Strategic Dividend Value Fund has been reduced to the following annual rates: 0.90% of the first $2 billion of average daily net assets, 0.85% of the next $3 billion of such assets, and 0.80% of such assets over $5 billion.

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Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust, comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund, (collectively the “Funds”), as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund of Hussman Investment Trust as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 28, 2013

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Hussman Investment Trust About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2013 - June 30, 2013).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Hussman Strategic Growth Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$979.50	$5.30
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,019.44	$5.41

*
Expenses are equal to Hussman Strategic Growth Fund’s annualized expense ratio of 1.08% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic Total Return Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$921.20	$3.05
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,021.62	$3.21

*
Expenses are equal to Hussman Strategic Total Return Fund’s annualized expense ratio of 0.64% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hussman Strategic International Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,016.70	$7.80
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,017.06	$7.80

*
Expenses are equal to Hussman Strategic International Fund’s annualized expense ratio of 1.56% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Hussman Investment Trust About Your Fund’s Expenses (Unaudited) (continued)

Hussman Strategic Dividend Value Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,039.30	$6.32
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to Hussman Strategic Dividend Value Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	50	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	62	Trustee	Since June 2000
Nelson F. Freeburg, Jr.	9320 Grove Park Cove Germantown, TN 38139	61	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	66	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	56	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	51	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	56	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication).

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Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser). Prior to January 2012, he was Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2013. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund intend to designate up to a maximum amount of $46,271,836, $63,602,836 and $41,882, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2013, 99%, 13% and 100%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

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Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance of each Fund’s Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser for an additional annual period at a meeting held in person on June 25, 2013.

In determining whether to approve the continuances of the Advisory Agreements, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether the fee level for each Fund reflects any such economies of scale for the benefit of that Fund’s shareholders. They reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel. They also discussed and considered the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds, the Adviser’s compliance program, the Adviser’s role in coordinating and supervising all services provided to the Trust, and indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and also met separately with their counsel.

The Adviser provided the Board with extensive information to assist the Independent Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund through May 31, 2013, the Fund generated an average annual total return of 4.40%, compared with average annual total returns of 2.79% and 6.59% for the S&P 500 Index and the Russell 2000 Index, respectively. Based upon their review, the Independent Trustees found that, since inception, Hussman Strategic Growth Fund’s hedging strategies have been successful in substantially reducing volatility as compared to relevant securities indices with substantially less downside

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

risk than a passive investment approach. The Independent Trustees further found that the Adviser’s stock selection with respect to Hussman Strategic Growth Fund has been acceptable, and that more recent periods of underperformance are largely attributable to the Fund’s use of hedging techniques and its alternative investment approach, which is not designed to track general market movements. In considering the Fund’s investment performance for more recent periods, the Independent Trustees took into account that the recent financial crisis resulted in market outcomes that were significantly outside the scope of the post-war data on which the Adviser’s investment models were based prior to 2008, and that, while Hussman Strategic Growth Fund performed well relative to its benchmark during the crisis, the Adviser made various changes to its models to accommodate a broader set of historical data and to expand the range of potential outcomes and risks that might be confronted in the future. The Independent Trustees noted that the Adviser implemented additional restrictions in its hedging approach in early 2012 to improve the selectivity of hedging and to reduce the cost of hedging in generally unfavorable but still-advancing market conditions. The Independent Trustees also noted that despite periods of underperformance in the Fund’s holdings since 2010 related to the tendency of the market to collect securities into “risk on” and “risk off” groupings, the Adviser’s stock selection approach has significantly outperformed the Standard & Poor’s 500 Index over the long term.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 5.57% from inception on September 12, 2002 through May 31, 2013 compared favorably to the 4.98% average annual total return of the Barclays U.S. Aggregate Bond Index during the same period. The Independent Trustees noted that the primary driver of Hussman Strategic Total Return Fund’s underperformance over the past year was its exposure to gold stocks which, while generally modest, served as a significant drag on performance due to the severe drop in the value of gold and gold stocks.

With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of -0.60% from inception on December 31, 2009 through May 31, 2013 lagged the 5.45% average annual total return of the MSCI Europe, Australasia, Far East (“EAFE”) Index during the same period. In their consideration of Hussman Strategic International Fund’s performance, the Independent Trustees noted that the Fund held a defensive portfolio which has remained substantially fully hedged against the impact of general market fluctuations. They also noted that the Fund has experienced significantly less downside risk than a passive investment approach, but noted that the Fund has not been in

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existence for a full market cycle (a bear market and an ensuing bull market), making it difficult to evaluate the Fund’s investment performance relative to its investment objective.

With respect to Hussman Strategic Dividend Value Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 3.30% from inception on February 6, 2012 through May 31, 2013 lagged the 18.49% average annual total return of the S&P 500 Index during the same period. In their consideration of Hussman Strategic Dividend Value Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with 50% of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced significantly less downside risk than a passive investment approach, although (similar to Hussman Strategic International Fund) the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle.

In evaluating the advisory fees and expense ratios of the Funds, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds categorized both by fund size and by investment style. They took note of the fact that the effective advisory fee rates and total expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for peer group funds. The Independent Trustees also took note of the fact that, from time to time since each such Fund’s inception, its effective advisory fee rate, and as a result its expense ratio, have been reduced through the introduction of advisory fee breakpoints that have allowed the Funds to participate in economies of scale in the Adviser’s costs of providing services to Funds. In this regard, the Independent Trustees concluded that no additional breakpoints were currently warranted because Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund had each experienced a decline in assets during the past year and because the rates at which the advisory fee of Hussman Strategic Total Return Fund is computed were reduced in 2011 to reflect economies associated with the growth of that Fund’s assets in prior years.

The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund and noted that the advisory fees of those Funds and total operating expenses of Hussman Strategic International Fund are higher than many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that this is attributable, in part, to the small size of those Funds. They also took cognizance of the agreement of the Adviser to reduce its fees

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and reimburse other operating expenses for the first three years of operations to the extent necessary to limit total ordinary operating expenses to the annual rate of 2.00% of average net assets for Hussman Strategic International Fund and 1.25% of average net assets for Hussman Strategic Dividend Value Fund. In this regard, at the Board’s meeting on June 25, 2013, the Adviser agreed to reductions in the advisory fees payable by Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund in order to lower the operating expenses of those Funds for the benefit of shareholders. The advisory fee paid by each of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund had been calculated at the annual rates of 1.00% on the first $1 billion of average daily net assets, 0.95% on the next $2 billion of such assets and 0.90% of such assets over $3 billion. Effective July 1, 2013, the advisory fee for Hussman Strategic International Fund was changed to 0.95% on the first $2 billion of average daily net assets, 0.90% on the next $3 billion of such assets and 0.85% on such assets over $5 billion; and the advisory fee for Hussman Strategic Dividend Value Fund was changed to 0.90% on the first $2 billion of average daily net assets, 0.85% on the next $3 billion of such assets and 0.80% on such assets over $5 billion. The new advisory fee schedules resulted in an immediate reduction in the effective advisory fee rate for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund of 0.05% and 0.10%, respectively, at their current asset levels. It was the consensus of the Independent Trustees that these new advisory fee schedules are appropriate and benefit shareholders and that they will allow shareholders of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund to participate in economies of scale associated with future growth of their assets.

The Independent Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser’s revenues and expenses with respect to the Funds for the year ended December 31, 2012 and for the quarter ended March 31, 2013, and an analysis of the Adviser’s profitability with respect to each Fund covering the years 2010, 2011 and 2012 (other than Hussman Strategic Dividend Value Fund, which commenced operations on February 6, 2012 but did not begin to pay fees to the Adviser until 2013). They noted that the Adviser has voluntarily absorbed expenses that have reduced the Adviser’s profitability since March 2013, pursuant to expense limitation agreements with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. They concluded that the Adviser has realized significant profits from its advisory relationships with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, and that its profit margins associated with providing services to these Funds and to Hussman Strategic International Fund are significant, in part due to the lack of advertising or marketing expenses, but that the Adviser’s

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profitability with respect to each of these Funds was not excessive when viewed in light of the quality and scope of services provided by the Adviser (which, in the cases of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, have been provided over a period of many years) and the long-term investment performance of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. In reaching these conclusions, the Independent Trustees also recognized the broad and unique skill set and talent of the Adviser that is of significant value to the Funds and has enabled the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs which has been a primary attraction of the Funds to investors. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

The Independent Trustees further concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund in pursuing their stated objectives over the long term, the measures taken by the Adviser to address unusual economic circumstances, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most mutual funds because of the nature of the Funds’ investment programs, which involve extensive use of risk-management techniques; (iii) the effective advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based upon current asset levels, compares favorably to the average advisory fees for other “long-short” funds, as categorized by Morningstar and, when compared to hedge funds offering similar investment programs, Hussman Strategic Growth Fund is much less expensive; (iv) the effective advisory fee rate of 0.49% for Hussman Strategic Total Return Fund, based upon current asset levels, compares favorably to the average advisory fees of other funds of similar size investing in similar securities; (v) although the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund currently are higher than the effective advisory fee rates of many other mutual funds within their respective peer groups, the investment strategies of these Funds incorporate risk management and hedging techniques that are not typically employed by their peers, and the fee schedules for such Funds contain breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is growth in the assets of the Funds; (vi) the scope and quality of services provided by the Adviser, which exceed the norm, and recent hirings by the Adviser to strengthen its staffing and analytic capabilities, support the appropriateness of the advisory fees payable by the Funds; (vii) each Fund has

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the opportunity to participate in economies of scale of expenses under its advisory fee structure as its assets grow, and Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund will realize further benefits through the new advisory fee schedules that have been agreed to by the Adviser; (viii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as “long-short” funds, and the total expense ratio for Hussman Strategic Total Return Fund is comparable to the average expense ratio of “conservative allocation” funds tracked by Morningstar but is considerably less than the average expense ratio of “multisector bond” funds tracked by Morningstar; (ix) although the total expense ratios of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are higher than the expense ratios of many other mutual funds within their respective peer groups, the Adviser’s agreement to limit the total ordinary operating expenses of those Funds through fee reductions and expense reimbursements has enabled these Funds to maintain competitive expense ratios (within the range of expense ratios of their peer group funds) during the term of that agreement; (x) the Adviser does not derive any material indirect benefits from its relationship with the Funds and does not derive any economic benefit in connection with transactions in shares of the Funds; and (xi) the Adviser adheres to a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and increasing the investment returns of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Advisory Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Annual Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $124,600 and $105,900 with respect to the registrant’s fiscal years ended June 30, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $21,200 and $20,600 with respect to the registrant’s fiscal years ended June 30, 2013 and 2012, respectively.  The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions and cash reconciliations ($14,400 and $14,000 with respect to the 2013 and 2012 fiscal years, respectively) and review of the registrant’s semi-annual report ($6,800 and $6,600 with respect to the 2013 and 2012 fiscal years, respectively).

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $34,800 and $24,900 with respect to the registrant’s fiscal years ended June 30, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns and a subscription to the PFIC Analyzer (a database used to determine whether foreign equity securities are passive foreign investment companies).

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2013 and 2012, aggregate non-audit fees of $56,000 and $45,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 30, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 30, 2013

*	Print the name and title of each signing officer under his or her signature.